Exhibit 99.1

LTIP – California (CEO)

Award Date: January 31, 2011

Lockheed Martin Corporation

6801 Rockledge Drive, Bethesda, MD 20817

Telephone 301-897-6000

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER THE

SECURITIES ACT OF 1933

«Name»

«Street»

«City», «State» «Zip»

Re:	Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan: Long-Term Incentive Performance Award (2011-2013 Performance Period)

Dear «Call_By_Name»:

On behalf of the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Lockheed Martin Corporation, I am pleased to tell you that you have been granted a Long-Term Incentive Performance Award under the Corporation’s Amended and Restated 2003 Incentive Performance Award Plan, as amended effective January 1, 2009 (the “Plan”). The purpose of this letter is to serve as the Award Agreement under such Plan and to set forth your Target Award as well as the terms and conditions to the payment of your Target Award. Additional terms and conditions are set forth in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. The Prospectus is available at http://www.benefitaccess.com. You should retain the Prospectus and the attached copy of the Plan in your records.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by returning an executed copy of this Award Agreement to the Vice President of Total Rewards and Performance Management as instructed below as soon as possible but in no event later than May 31, 2011. Assuming prompt and proper acknowledgement of your acceptance of this Award Agreement, this Award will be effective as of the Award Date. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award and your agreement to be bound by the restrictions contained in Section 14 and Exhibit A (“Post-Employment Conduct Agreement”).

Award Date: January 31, 2011

Capitalized terms used in this Award Agreement which have a special meaning either shall be defined in this Award Agreement or if not defined in this Award Agreement shall have the meaning ascribed to the term in the Plan. The term “Target Award” as used in this Award Agreement refers only to the Target Award awarded to you under this Award Agreement and the term “Award” refers only to the Long Term Incentive Performance Award set forth in this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries. Appendix A contains an index of all capitalized terms used in this Award Agreement.

Section 1. Target Award; Performance Period.

1.1 Target Award. Your Target Award for the Performance Period under this Award Agreement shall be [Target].

1.2 Performance Period. The Performance Period under this Award Agreement is a three-year performance period that runs from January 1, 2011, until December 31, 2013.

1.3 Payment of Award. The amount payable to you under your Award is dependent upon the Corporation’s performance as compared to the metrics described in Section 3 and Section 4 of this Award Agreement and your continued employment with the Corporation in accordance with Section 5 of this Agreement. As a result of these requirements, any payments you receive may be larger or smaller than your Target Award (e.g., the performance factors could result in no payment in respect of your Award).

Section 2. Calculation of Award Payments.

2.1 End of Performance Period Calculation. Following the end of the Performance Period and prior to any payments being made,

(a) The Committee will calculate the Total Stockholder Return Performance Factor based on the Corporation’s performance during the Performance Period relative to the performance of other corporations which compose the “Peer Performance Group” as defined in Section 3.1 below. One-half of your Target Award will be multiplied by the Total Stockholder Return Performance Factor, with the resulting dollar amount to be known as the Total Stockholder Return Performance Amount.

(b) The Committee will also calculate the ROIC Performance Factor based on the Corporation’s ROIC during the Performance Period as compared to the projected ROIC for the Performance Period in the 2011 Long Range Plan as presented at the February 2011 Board meeting. One-quarter of your Target Award will be multiplied by the ROIC Performance Factor, with the resulting dollar amount to be known as the ROIC Performance Amount.

Award Date: January 31, 2011

(c) The Committee will also calculate the Cash Flow Performance Factor based on the Corporation’s cumulative Cash Flow during the Performance Period as compared to the projected cumulative Cash Flow in the 2011 Long Range Plan as presented at the February 2011 Board meeting. One-quarter of your Target Award will be multiplied by the Cash Flow Performance Factor, with the resulting dollar amount to be known as the Cash Flow Performance Amount.

(d) Your Total Stockholder Return Performance Amount, your ROIC Performance Amount, and your Cash Flow Performance Amount will then be added together, with the sum of those three amounts known as your “Potential Award.”

You must (except as specified in Section 5) remain employed by the Corporation through December 31, 2013, to receive your Potential Award.

Section 3. Total Stockholder Return Performance Factor.

3.1. Peer Performance Group. The Total Stockholder Return Performance Factor will be based upon the relative ranking of the Corporation’s Average Total Stockholder Return (as defined in Section 3.2(a)) for the Performance Period to the Average Total Stockholder Return for such Period for each corporation in the “Peer Performance Group.” The “Peer Performance Group” shall consist of the corporations which compose the Standard & Poor’s Industrials Index reported under symbol S5INDU by Bloomberg, L.P. The Corporation’s Total Stockholder Return will be based on the performance of its common stock, par value $1.00. The Total Stockholder Return of each corporation that is taken into account in computing the Peer Performance Group Total Stockholder Return will be based on the equity security of the relevant corporation that is used in computing the Standard & Poor’s Industrials Index.

3.2. Calculation of Total Stockholder Return Performance Factor.

(a) Calculation of Average Total Stockholder Return. During the Performance Period, the Committee shall compute the Total Stockholder Return (as defined in the Plan and assuming the reinvestment of any cash dividends) for the Corporation and for each other corporation in the Peer Performance Group for thirty-six (36) periods during the Performance Period where each period begins on January 1, 2011 (based on the closing price for the stock on December 31, 2010) and ends on the last day of each successive calendar month in the Performance Period on which the New York Stock Exchange is open for trading. Each such Total Stockholder Return shall be computed from data available to the public. At the end of the Performance Period, the Committee shall average the thirty-six (36) Total Stockholder Return figures for each corporation for the Performance Period to determine each corporation’s average Total Stockholder Return (“Average TSR”) for the Performance Period. Each corporation’s Average TSR shall be ranked among the Average TSR for each other corporation in the Peer Performance Group on a percentile basis.

Award Date: January 31, 2011

(b) Percentage Level of Target Award. Your Total Stockholder Return Performance Factor, expressed as a percentage, will be determined under this Section 3.2(b) (and Section 3.2(c) to the extent interpolation is necessary) based on the Percentile Ranking of the Corporation’s Average TSR for the Performance Period under the following chart:

Band	Percentile Ranking	Total Stockholder Return Performance Factor
One	75th or higher	200%
Two	60th	150%
Three	50th	100%
Four	40th	50%
Five	35th	25%
Six	Below 35th	0%

(c) Total Stockholder Return Performance Factor Interpolation. If the Corporation’s Average TSR puts the Corporation over the listed Percentile Ranking for the applicable Band (other than Band One) in Section 3.2(b), your Total Stockholder Return Performance Factor under Section 3.2(b) shall be interpolated on a linear basis.

Section 4. ROIC Performance Factor and Cash Flow Performance Factor.

4.1 ROIC Performance Factor. The ROIC Performance Factor will be determined by comparing the Corporation’s ROIC for the Performance Period to ROIC as forecasted for the Performance Period in the Corporation’s 2011 Long Range Plan and then identifying the ROIC Performance Factor based upon the factor associated with the difference on the following table:

Change from 2011 LRP ROIC	ROIC Performance Factor
Plan + 150 or more basis points	200%
Plan + 120 basis points	175%
Plan + 90 basis points	150%
Plan + 60 basis points	125%
Plan + 30 basis points	100%
Plan	75%
Plan – 15 basis points	50%
Plan – 30 basis points	25%
Plan – 45 or more basis points	0%

Award Date: January 31, 2011

(a) ROIC Definition. For purposes of this Award Agreement, “ROIC” means return on invested capital for the Performance Period calculated as (A) average annual (i) net income plus (ii) interest expense times one minus the highest marginal federal corporate tax rate over the three year Performance Period (“Return”), divided by (B) the average of the four year-end investment balances (beginning with December 31, 2010 year-end balance) consisting of (i) debt (including current maturities of long-term debt) plus (ii) stockholders’ equity plus the postretirement plans amounts determined at year-end as included in the Corporation’s Statement of Stockholder Equity.

(b) ROIC Determination. Each component of ROIC and the calculation of any postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity shall be determined by the Committee in accordance with generally accepted accounting principles in the United States and be based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the date or period on which ROIC is being determined, the Committee shall make its determination in a manner consistent with the historical practices used by the Corporation in determining the components of ROIC and postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity for purposes of reporting those items on its audited financial statements, as modified by this paragraph. Notwithstanding the foregoing, ROIC will be adjusted to exclude the impact of any change in accounting standards or adoption of any new accounting standards that is required under generally accepted accounting principles in the United States and that is reported in the Corporation’s filings with the Securities and Exchange Commission as having a material effect on the Corporation’s consolidated financial statements. ROIC, as included in the 2011 Long Range Plan, and the change in ROIC for purposes of the ROIC Performance Factor will be determined in accordance with this Section 4.1(b).

4.2 Cash Flow Performance Factor. The Cash Flow Performance Factor will be determined by comparing the Corporation’s cumulative Cash Flow during the Performance Period to the projected cumulative Cash Flow of the Corporation as forecasted in the Corporation’s 2011 Long Range Plan, and then identifying the Cash Flow Performance Factor based upon the factor associated with the change from the 2011 Long Range Plan on the following table:

Change From 2011 LRP Cash Flow	Cash Flow Performance Factor
Plan + $3.2B or more	200%
Plan + $2.8B	175%
Plan + $2.4B	150%
Plan + $2.0B	125%
Plan + $1.2B	100%
Plan + $0.4B	75%

Award Date: January 31, 2011

Plan	50%
Plan - $0.4B	25%
Plan - $0.8B or more	0%

(a) Cash Flow Definition. For purposes of this Award Agreement, Cash Flow means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2011 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the Performance Period and the actual amounts contributed by the Corporation during the Performance Period; or (ii) any tax payments or benefits during the Performance Period associated with the divestiture of business units.

(b) Cash Flow Determination. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Committee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

4.3 Interpolation of ROIC and Cash Flow Metrics. If the change in ROIC or Cash Flow falls between two numbers listed in the applicable table in Section 4.1 or 4.2, the appropriate factor will be interpolated on a linear basis. Notwithstanding the foregoing, the ROIC Performance Factor will always be zero if the ROIC for the Performance Period is less than ROIC forecasted for the Performance Period in the 2011 Long Range Plan by 45 basis points or more and the Cash Flow Performance Factor will always be zero if the aggregate Cash Flow for the Performance Period is less than what was forecasted for the Performance Period in the 2011 Long Range Plan by more than $0.8 billion.

Section 5. Payment of Award.

5.1. Employment Requirement.

(a) General Rule. In order to be eligible to receive payment of your Potential Award as determined under Section 2.1(d), you must accept this Award Agreement and remain employed by the Corporation through the last day of the Performance Period. Except as provided below, if your employment as an Employee terminates during the Performance Period, you shall forfeit your right to receive all or any part of your Potential Award.

(b) Exceptions. Notwithstanding Section 5.1(a), if the Committee determines

Award Date: January 31, 2011

(1) that your employment as an Employee terminated as a result of your death, “Divestiture”, “Disability” or “Retirement” or

(2) that the Corporation terminated your employment involuntarily as a result of a layoff,

you shall retain a fraction of your Potential Award. The numerator of such fraction shall equal the number of days in the Performance Period before your employment as an Employee terminated, and the denominator shall equal the total number of days in the Performance Period. The Committee shall have complete and absolute discretion to make the determinations called for under this Section 5.1(b), and all such determinations shall be binding on you and on any person who claims all or any part of your Potential Award on your behalf as well as on the Corporation. If you terminate employment during the Performance Period but are eligible to receive a portion of your Potential Award as a result of an exception under this Section 5.1(b), payment of such portion of your Potential Award shall be in full satisfaction of all rights you have under this Award Agreement.

(c) Special Definitions. For purposes of this Award Agreement:

(1) Your employment as an Employee shall be treated as terminating because of a Disability on the date you become eligible for a benefit under the Corporation’s long-term disability plan in which you participate, or if you are not enrolled in a long-term disability plan, the date on which long-term disability benefits would commence under the plan under which you would have been covered, had you enrolled;

(2) Your employment as an Employee shall be treated as terminating as a result of Divestiture if the Corporation divests all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation and a transfer of such employment to the other party in the divestiture. A divestiture shall mean a transaction which results in the transfer of control of the business operation to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests are owned or controlled by the Corporation; and

(3) Your employment as an Employee shall be treated as terminating because of Retirement if (a) you participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates on or after the date on which you satisfy the plan’s age and service requirements for commencing receipt of an early retirement benefit under the plan or (b) you do not participate in a defined benefit pension plan maintained by the Corporation, and your employment

Award Date: January 31, 2011

terminates after (i) you reach age 65, or (ii) you reach age 55 and have completed five years of service.

5.2. Payment Rules.

(a) General Rule: Vesting; Method of Payment. If you are eligible to receive all, or a portion of, your Potential Award under Section 5.1, your Potential Award shall be fully vested on the date on which the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, and shall be either paid in cash to you or deferred in accordance with Section 5.2(c). Subject to Section 5.2(c), in the event of your death, your payment will be made to your estate if you do not have a properly completed beneficiary designation form on file with the Vice President of Total Rewards and Performance Management.

(b) Timing of Payment. Subject to Section 5.2(c), you shall have the right to receive your Potential Award in cash within ninety (90) days of the date on which the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but no later than March 15 following such certification date.

(c) Further Deferral. You will be given an opportunity to elect to defer any amounts payable under Section 5.2 of this Award Agreement. Such election shall be irrevocable, shall be made in accordance with the terms of the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan (“DMICP”) and the requirements of Code section 409A, and shall be subject to such additional terms and conditions as are set by the Committee. A deferral election form and the terms and conditions for any deferral will be furnished to you in due course. The beneficiary designation for the DMICP (rather than the beneficiary designation for this LTIP Award) shall govern any amounts you elect to defer under the terms of the DMICP.

5.3. Cutback. Any payment called for under Section 5.2 will be reduced to the extent that such payment together with payments attributable to any other Cash-Based Awards that are granted during 2011 as Performance Based Awards exceeds $5,000,000. Amounts in excess of $5,000,000 shall be forfeited.

5.4. Withholding. Any payment made in respect of your Award will be subject to income tax withholding at the minimum rate prescribed by law. You may owe taxes in addition to the amount withheld and may request that tax be withheld at a greater rate. As required under the law, FICA tax will be collected from you or withheld from the amount of your award or from your wages, when any portion of an award becomes vested for tax purposes prior to payment.

5.5. Means of Satisfying Code Section 409A. If any payment that would otherwise be made under this Award Agreement is required to be delayed by reason of

Award Date: January 31, 2011

Section 13, such payment shall be made at the earliest date permitted by Code section 409A. The amount of any delayed payment shall be the amount that would have been paid prior to the delay adjusted to include interest from the original payment date to the actual payment date, at a rate equivalent to the six month London Interbank Offered Rate (LIBOR) as published in the Money Rates section of the Wall Street Journal, plus 25 basis points. The increase over LIBOR may be adjusted to reflect the six month unsecured borrowing rate of the Corporation.

Section 6. No Assignment – General Creditor Status.

You shall have no right to assign any interest you might have in all or any part of the Target Award or Potential Award which has been granted to you under this Award Agreement and any attempt to do so shall be null and void and shall have no force or effect whatsoever. Furthermore, all payments called for under this Award Agreement shall be made in cash from the Corporation’s general assets, and your right to payment from the Corporation’s general assets shall be the same as the right of a general and unsecured creditor of the Corporation.

Section 7. Plan.

This Award Agreement shall be subject to all of the terms and conditions set forth in the Plan.

Section 8. Change in Control.

8.1. Change in Control During Performance Period. If during the Performance Period, a Change in Control (as defined in Section 7 of the Plan) occurs, the Performance Period will terminate. Notwithstanding any deferral election or term of this Award Agreement to the contrary, a pro rata portion of your Award will be paid to you within fifteen (15) days of the Change in Control. The prorated portion will be the sum of (i) the result obtained by first multiplying your Target Award by the Total Stockholder Return Performance Factor calculated under Section 3.2(b), but based upon the Total Stockholder Return for the Corporation and the Peer Performance Group as of the last day of the month immediately preceding the Change in Control, and then further multiplying that product by a fraction, the numerator of which is the number of days in the Performance Period prior to the Change in Control and the denominator of which is the total number of days in the Performance Period.

8.2. Special Rule. Notwithstanding Section 8.1, if a payment in accordance with those provisions would result in a nonexempt short-swing transaction under Section 16(b) of the Securities Exchange Act of 1934, then the date of distribution to you shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Securities Exchange Act of 1934.

Award Date: January 31, 2011

Section 9. Amendment and Termination.

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall amend Sections 1, 2, 3, 4, or 5 in a manner adverse to you or reduce the amount payable hereunder in a material manner without your written consent. For this purpose, a change in the amount payable hereunder that occurs solely by reason of a change in the date or form of payment shall in no case be treated as a reduction prohibited by this Section 9. Thus, for example, if an amount payable by reason of Section 8 is delayed by an amendment to this Award Agreement or other action undertaken to comply with Section 409A of the Internal Revenue Code and the amount payable is reduced solely by reason of a corresponding delay in the date of valuation of a share of the Corporation’s common stock, such a change shall not be treated as a reduction prohibited by this Section 9. This Section 9 shall be construed and applied so as to permit the Committee to amend this Award Agreement at any time in any manner reasonably necessary or appropriate in order to comply with the requirements of Section 16 of the Securities Exchange Act of 1934 and of Code section 409A, including amendments regarding the timing and form of payments hereunder.

Section 10. No Right to an Award; Value of Award.

Your status as an Employee shall not be construed as a commitment that any one or more awards shall be made under the Plan to you or to Employees generally. Your status as a Participant shall not entitle you to any additional award. The value of the Award will not be taken into account for other benefits offered by the Corporation, including but not limited to pension benefits.

Section 11. No Assurance of Employment.

Nothing contained in the Plan or in this Award Agreement shall confer upon you any right to continue in the employ or other service of the Corporation or constitute any contract (of employment or otherwise) or limit in any way the right of the Corporation to change your compensation or other benefits or to terminate your employment with or without cause.

Section 12. Conflict.

In the event of a conflict between this Award Agreement and the Plan, the Plan document shall control.

Section 13. Compliance with Section 409A of the Internal Revenue Code.

Notwithstanding any other provision of this Award Agreement to the contrary, to the extent that this Award Agreement constitutes a nonqualified deferred compensation plan to which Code section 409A applies, payments under this Award Agreement shall be

Award Date: January 31, 2011

made at a time and in a manner that satisfies the requirements of Code section 409A and guidance of general applicability issued thereunder, including the provisions of 409A(a)(2)(B)(i) to the extent distributions to any specified employee are required to be delayed six months, and all terms shall be interpreted in accordance with Code section 409A.

Section 14. Post-Employment Covenants.

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

Section 15. Execution.

No Award is enforceable until you properly acknowledge your acceptance by returning an executed copy of this Award Agreement, as soon as possible but in no event later than May 31, 2011, to the Vice President of Total Rewards and Performance Management, Lockheed Martin Corporation, Mail Point 123, 6801 Rockledge Drive, Bethesda, MD 20817.

By signing this Award Agreement, you consent to receive copies of the Prospectus applicable to this Award from this internet site (http://www.benefitaccess.com) as well as to electronic delivery of the Corporation’s annual report on Form 10-K, annual proxy and quarterly reports on Form 10-Q. This consent can only be withdrawn by written notice to the Senior Vice President, General Counsel, and Corporate Secretary, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

A pre-addressed envelope has been enclosed for your convenience to return with a copy of this Award Agreement, as acknowledged by you below.

Sincerely,

David A. Filomeo
Vice President
Total Rewards and Performance Management

Enclosures

ACKNOWLEDGEMENT:

______________
Signature	Date

Print or type name

Award Date: January 31, 2011

Appendix A

Capitalized Terms

Average TSR	§ 3.2(a)
Award	3rd ¶
Cash Flow	§ 4.2(a)
Cash Flow Performance Factor	§4.2
Cash Flow Performance Amount	§2.1(c)
Change of Control	IPA
Committee	1st ¶
Corporation	3rd ¶
Total Stockholder Return Performance Amount	§ 2.1(a)
Total Stockholder Return Performance Factor	§ 3.2(b)
Peer Performance Group	§3.1
Performance Period	§1.2
Plan	1st ¶
Potential Award	§ 2.1(d)
ROIC	§ 4.1(a)
ROIC Performance Factor	§4.1
ROIC Performance Amount	§ 2.1(b)
Target Award	3rd ¶, § 1
Total Stockholder Return	IPA

Award Date: January 31, 2011

Exhibit A

Post Employment Conduct Agreement

(LTIP Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 31, 2011 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of a Long Term Incentive Performance Award to me under the Award Agreement (the “LTIP”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, as amended effective January 1, 2009 (the “Plan”). By accepting the LTIP, I agree as follows:

1. Protective Covenants

(a) Protection of Proprietary Information, including Trade Secrets and Confidential Information – Except to the extent required by law, following my Termination Date, and in conformance with the provisions of the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.) and the California Unfair Competition Law (Cal. Business and Professional Code § 17220 et seq.), I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity, for the purpose or effect of competing unfairly with the Corporation, of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President, General Counsel, and Corporate Secretary as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

Award Date: January 31, 2011

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes; or

(iii)	any information protected by the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.).

(b) Non-Solicit - Without the express written consent of the Chief Executive Officer of the Corporation, during the two-year period following the Termination Date, I will not induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation. This provision does not prevent the hiring of such persons so long as they are not induced to be one employed in violation of this provision.

(c) No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

(d) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the LTIP is expressly made contingent upon my agreements with the

Award Date: January 31, 2011

Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) If I become (or currently am) an Insider (as defined in the Plan) or receive a Long-Term Incentive Performance Award, I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission;

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation; or

(iv)	Under such other circumstances specified by final regulation issued by the Securities and Exchange Commission entitling the Corporation to recapture or clawback “Benefits and Proceeds” (as defined below).

(b) The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(c) For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the LTIP, any cash paid to me, whether paid currently or

Award Date: January 31, 2011

deferred; and (ii) to the extent I have not earned the LTIP fully, all of my remaining rights, title or interest in the LTIP.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the LTIP to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law. Any enforcement of, or challenge to, this Agreement may only be brought in the Circuit Court of Maryland or the United States District Court for the District of Maryland. Both parties consent to the proper jurisdiction and venue of the Circuit Court of Maryland and the United States District Court for the District of Maryland for the purpose of enforcing or challenging this Agreement.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of an LTIP under the Award Agreement and is not contingent on the vesting of the LTIP.

LTIP – California (SVPHR)

Award Date: January 31, 2011

Lockheed Martin Corporation

6801 Rockledge Drive, Bethesda, MD 20817

Telephone 301-897-6000

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER THE

SECURITIES ACT OF 1933

«Name»

«Street»

«City», «State» «Zip»

Re:	Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan: Long-Term Incentive Performance Award (2011-2013 Performance Period)

Dear «Call_By_Name»:

On behalf of the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Lockheed Martin Corporation, I am pleased to tell you that you have been granted a Long-Term Incentive Performance Award under the Corporation’s Amended and Restated 2003 Incentive Performance Award Plan, as amended effective January 1, 2009 (the “Plan”). The purpose of this letter is to serve as the Award Agreement under such Plan and to set forth your Target Award as well as the terms and conditions to the payment of your Target Award. Additional terms and conditions are set forth in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. The Prospectus is available at http://www.benefitaccess.com. You should retain the Prospectus and the attached copy of the Plan in your records.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by returning an executed copy of this Award Agreement to the Vice President of Total Rewards and Performance Management as instructed below as soon as possible but in no event later than May 31, 2011. Assuming prompt and proper acknowledgement of your acceptance of this Award Agreement, this Award will be effective as of the Award Date. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award and your agreement to be bound by the restrictions contained in Section 14 and Exhibit A (“Post-Employment Conduct Agreement”).

Award Date: January 31, 2011

Capitalized terms used in this Award Agreement which have a special meaning either shall be defined in this Award Agreement or if not defined in this Award Agreement shall have the meaning ascribed to the term in the Plan. The term “Target Award” as used in this Award Agreement refers only to the Target Award awarded to you under this Award Agreement and the term “Award” refers only to the Long Term Incentive Performance Award set forth in this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries. Appendix A contains an index of all capitalized terms used in this Award Agreement.

Section 1. Target Award; Performance Period.

1.1 Target Award. Your Target Award for the Performance Period under this Award Agreement shall be [Target].

1.2 Performance Period. The Performance Period under this Award Agreement is a three-year performance period that runs from January 1, 2011, until December 31, 2013.

1.3 Payment of Award. The amount payable to you under your Award is dependent upon the Corporation’s performance as compared to the metrics described in Section 3 and Section 4 of this Award Agreement and your continued employment with the Corporation in accordance with Section 5 of this Agreement. As a result of these requirements, any payments you receive may be larger or smaller than your Target Award (e.g., the performance factors could result in no payment in respect of your Award).

Section 2. Calculation of Award Payments.

2.1 End of Performance Period Calculation. Following the end of the Performance Period and prior to any payments being made,

(a) The Committee will calculate the Total Stockholder Return Performance Factor based on the Corporation’s performance during the Performance Period relative to the performance of other corporations which compose the “Peer Performance Group” as defined in Section 3.1 below. One-half of your Target Award will be multiplied by the Total Stockholder Return Performance Factor, with the resulting dollar amount to be known as the Total Stockholder Return Performance Amount.

(b) The Committee will also calculate the ROIC Performance Factor based on the Corporation’s ROIC during the Performance Period as compared to the projected ROIC for the Performance Period in the 2011 Long Range Plan as presented at the February 2011 Board meeting. One-quarter of your Target Award will be multiplied by the ROIC Performance Factor, with the resulting dollar amount to be known as the ROIC Performance Amount.

Award Date: January 31, 2011

(c) The Committee will also calculate the Cash Flow Performance Factor based on the Corporation’s cumulative Cash Flow during the Performance Period as compared to the projected cumulative Cash Flow in the 2011 Long Range Plan as presented at the February 2011 Board meeting. One-quarter of your Target Award will be multiplied by the Cash Flow Performance Factor, with the resulting dollar amount to be known as the Cash Flow Performance Amount.

(d) Your Total Stockholder Return Performance Amount, your ROIC Performance Amount, and your Cash Flow Performance Amount will then be added together, with the sum of those three amounts known as your “Potential Award.”

You must (except as specified in Section 5) remain employed by the Corporation through December 31, 2013, to receive your Potential Award.

Section 3. Total Stockholder Return Performance Factor.

3.1. Peer Performance Group. The Total Stockholder Return Performance Factor will be based upon the relative ranking of the Corporation’s Average Total Stockholder Return (as defined in Section 3.2(a)) for the Performance Period to the Average Total Stockholder Return for such Period for each corporation in the “Peer Performance Group.” The “Peer Performance Group” shall consist of the corporations which compose the Standard & Poor’s Industrials Index reported under symbol S5INDU by Bloomberg, L.P. The Corporation’s Total Stockholder Return will be based on the performance of its common stock, par value $1.00. The Total Stockholder Return of each corporation that is taken into account in computing the Peer Performance Group Total Stockholder Return will be based on the equity security of the relevant corporation that is used in computing the Standard & Poor’s Industrials Index.

3.2. Calculation of Total Stockholder Return Performance Factor.

(b) Calculation of Average Total Stockholder Return. During the Performance Period, the Committee shall compute the Total Stockholder Return (as defined in the Plan and assuming the reinvestment of any cash dividends) for the Corporation and for each other corporation in the Peer Performance Group for thirty-six (36) periods during the Performance Period where each period begins on January 1, 2011 (based on the closing price for the stock on December 31, 2010) and ends on the last day of each successive calendar month in the Performance Period on which the New York Stock Exchange is open for trading. Each such Total Stockholder Return shall be computed from data available to the public. At the end of the Performance Period, the Committee shall average the thirty-six (36) Total Stockholder Return figures for each corporation for the Performance Period to determine each corporation’s average Total Stockholder Return (“Average TSR”) for the Performance Period. Each corporation’s Average TSR shall be ranked among the Average TSR for each other corporation in the Peer Performance Group on a percentile basis.

Award Date: January 31, 2011

(b) Percentage Level of Target Award. Your Total Stockholder Return Performance Factor, expressed as a percentage, will be determined under this Section 3.2(b) (and Section 3.2(c) to the extent interpolation is necessary) based on the Percentile Ranking of the Corporation’s Average TSR for the Performance Period under the following chart:

Band	Percentile Ranking	Total Stockholder Return Performance Factor
One	75th or higher	200%
Two	60th	150%
Three	50th	100%
Four	40th	50%
Five	35th	25%
Six	Below 35th	0%

(c) Total Stockholder Return Performance Factor Interpolation. If the Corporation’s Average TSR puts the Corporation over the listed Percentile Ranking for the applicable Band (other than Band One) in Section 3.2(b), your Total Stockholder Return Performance Factor under Section 3.2(b) shall be interpolated on a linear basis.

Section 4. ROIC Performance Factor and Cash Flow Performance Factor.

4.1 ROIC Performance Factor. The ROIC Performance Factor will be determined by comparing the Corporation’s ROIC for the Performance Period to ROIC as forecasted for the Performance Period in the Corporation’s 2011 Long Range Plan and then identifying the ROIC Performance Factor based upon the factor associated with the difference on the following table:

Change from 2011 LRP ROIC	ROIC Performance Factor
Plan + 150 or more basis points	200%
Plan + 120 basis points	175%
Plan + 90 basis points	150%
Plan + 60 basis points	125%
Plan + 30 basis points	100%
Plan	75%
Plan – 15 basis points	50%
Plan – 30 basis points	25%
Plan – 45 or more basis points	0%

(c) ROIC Definition. For purposes of this Award Agreement, “ROIC” means return on invested capital for the Performance Period calculated as (A) average annual (i) net income plus (ii) interest expense times one minus the highest

Award Date: January 31, 2011

marginal federal corporate tax rate over the three year Performance Period (“Return”), divided by (B) the average of the four year-end investment balances (beginning with December 31, 2010 year-end balance) consisting of (i) debt (including current maturities of long-term debt) plus (ii) stockholders’ equity plus the postretirement plans amounts determined at year-end as included in the Corporation’s Statement of Stockholder Equity.

(d) ROIC Determination. Each component of ROIC and the calculation of any postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity shall be determined by the Committee in accordance with generally accepted accounting principles in the United States and be based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the date or period on which ROIC is being determined, the Committee shall make its determination in a manner consistent with the historical practices used by the Corporation in determining the components of ROIC and postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity for purposes of reporting those items on its audited financial statements, as modified by this paragraph. Notwithstanding the foregoing, ROIC will be adjusted to exclude the impact of any change in accounting standards or adoption of any new accounting standards that is required under generally accepted accounting principles in the United States and that is reported in the Corporation’s filings with the Securities and Exchange Commission as having a material effect on the Corporation’s consolidated financial statements. ROIC, as included in the 2011 Long Range Plan, and the change in ROIC for purposes of the ROIC Performance Factor will be determined in accordance with this Section 4.1(b).

4.2 Cash Flow Performance Factor. The Cash Flow Performance Factor will be determined by comparing the Corporation’s cumulative Cash Flow during the Performance Period to the projected cumulative Cash Flow of the Corporation as forecasted in the Corporation’s 2011 Long Range Plan, and then identifying the Cash Flow Performance Factor based upon the factor associated with the change from the 2011 Long Range Plan on the following table:

Change From 2011 LRP Cash Flow	Cash Flow Performance Factor
Plan + $3.2B or more	200%
Plan + $2.8B	175%
Plan + $2.4B	150%
Plan + $2.0B	125%
Plan + $1.2B	100%
Plan + $0.4B	75%
Plan	50%
Plan - $0.4B	25%
Plan - $0.8B or more	0%

Award Date: January 31, 2011

(c)	Cash Flow Definition. For purposes of this Award Agreement, Cash Flow means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2011 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the Performance Period and the actual amounts contributed by the Corporation during the Performance Period; or (ii) any tax payments or benefits during the Performance Period associated with the divestiture of business units.

(d)	Cash Flow Determination. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Committee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

4.3 Interpolation of ROIC and Cash Flow Metrics. If the change in ROIC or Cash Flow falls between two numbers listed in the applicable table in Section 4.1 or 4.2, the appropriate factor will be interpolated on a linear basis. Notwithstanding the foregoing, the ROIC Performance Factor will always be zero if the ROIC for the Performance Period is less than ROIC forecasted for the Performance Period in the 2011 Long Range Plan by 45 basis points or more and the Cash Flow Performance Factor will always be zero if the aggregate Cash Flow for the Performance Period is less than what was forecasted for the Performance Period in the 2011 Long Range Plan by more than $0.8 billion.

Section 5. Payment of Award.

5.1. Employment Requirement.

(a) General Rule. In order to be eligible to receive payment of your Potential Award as determined under Section 2.1(d), you must accept this Award Agreement and remain employed by the Corporation through the last day of the Performance Period. Except as provided below, if your employment as an Employee terminates during the Performance Period, you shall forfeit your right to receive all or any part of your Potential Award.

(b) Exceptions. Notwithstanding Section 5.1(a), if the Committee determines

(1) that your employment as an Employee terminated as a result of your death, “Divestiture”, “Disability” or “Retirement” or

Award Date: January 31, 2011

(2) that the Corporation terminated your employment involuntarily as a result of a layoff,

you shall retain a fraction of your Potential Award. The numerator of such fraction shall equal the number of days in the Performance Period before your employment as an Employee terminated, and the denominator shall equal the total number of days in the Performance Period. The Committee shall have complete and absolute discretion to make the determinations called for under this Section 5.1(b), and all such determinations shall be binding on you and on any person who claims all or any part of your Potential Award on your behalf as well as on the Corporation. If you terminate employment during the Performance Period but are eligible to receive a portion of your Potential Award as a result of an exception under this Section 5.1(b), payment of such portion of your Potential Award shall be in full satisfaction of all rights you have under this Award Agreement.

(c) Special Definitions. For purposes of this Award Agreement:

(1) Your employment as an Employee shall be treated as terminating because of a Disability on the date you become eligible for a benefit under the Corporation’s long-term disability plan in which you participate, or if you are not enrolled in a long-term disability plan, the date on which long-term disability benefits would commence under the plan under which you would have been covered, had you enrolled;

(2) Your employment as an Employee shall be treated as terminating as a result of Divestiture if the Corporation divests all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation and a transfer of such employment to the other party in the divestiture. A divestiture shall mean a transaction which results in the transfer of control of the business operation to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests are owned or controlled by the Corporation; and

(4) Your employment as an Employee shall be treated as terminating because of Retirement if (a) you participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates on or after the date on which you satisfy the plan’s age and service requirements for commencing receipt of an early retirement benefit under the plan or (b) you do not participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates after (i) you reach age 65, or (ii) you reach age 55 and have completed five years of service.

Award Date: January 31, 2011

5.2. Payment Rules.

(a) General Rule: Vesting; Method of Payment. If you are eligible to receive all, or a portion of, your Potential Award under Section 5.1, your Potential Award shall be fully vested on the date on which the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, and shall be either paid in cash to you or deferred in accordance with Section 5.2(c). Subject to Section 5.2(c), in the event of your death, your payment will be made to your estate if you do not have a properly completed beneficiary designation form on file with the Vice President of Total Rewards and Performance Management.

(b) Timing of Payment. Subject to Section 5.2(c), you shall have the right to receive your Potential Award in cash within ninety (90) days of the date on which the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but no later than March 15 following such certification date.

(c) Further Deferral. You will be given an opportunity to elect to defer any amounts payable under Section 5.2 of this Award Agreement. Such election shall be irrevocable, shall be made in accordance with the terms of the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan (“DMICP”) and the requirements of Code section 409A, and shall be subject to such additional terms and conditions as are set by the Committee. A deferral election form and the terms and conditions for any deferral will be furnished to you in due course. The beneficiary designation for the DMICP (rather than the beneficiary designation for this LTIP Award) shall govern any amounts you elect to defer under the terms of the DMICP.

5.3. Cutback. Any payment called for under Section 5.2 will be reduced to the extent that such payment together with payments attributable to any other Cash-Based Awards that are granted during 2011 as Performance Based Awards exceeds $5,000,000. Amounts in excess of $5,000,000 shall be forfeited.

5.4. Withholding. Any payment made in respect of your Award will be subject to income tax withholding at the minimum rate prescribed by law. You may owe taxes in addition to the amount withheld and may request that tax be withheld at a greater rate. As required under the law, FICA tax will be collected from you or withheld from the amount of your award or from your wages, when any portion of an award becomes vested for tax purposes prior to payment.

5.5. Means of Satisfying Code Section 409A. If any payment that would otherwise be made under this Award Agreement is required to be delayed by reason of Section 13, such payment shall be made at the earliest date permitted by Code section 409A. The amount of any delayed payment shall be the amount that would have been paid prior to the delay adjusted to include interest from the original payment date to the

Award Date: January 31, 2011

actual payment date, at a rate equivalent to the six month London Interbank Offered Rate (LIBOR) as published in the Money Rates section of the Wall Street Journal, plus 25 basis points. The increase over LIBOR may be adjusted to reflect the six month unsecured borrowing rate of the Corporation.

Section 6. No Assignment – General Creditor Status.

You shall have no right to assign any interest you might have in all or any part of the Target Award or Potential Award which has been granted to you under this Award Agreement and any attempt to do so shall be null and void and shall have no force or effect whatsoever. Furthermore, all payments called for under this Award Agreement shall be made in cash from the Corporation’s general assets, and your right to payment from the Corporation’s general assets shall be the same as the right of a general and unsecured creditor of the Corporation.

Section 7. Plan.

This Award Agreement shall be subject to all of the terms and conditions set forth in the Plan.

Section 8. Change in Control.

8.1. Change in Control During Performance Period. If during the Performance Period, a Change in Control (as defined in Section 7 of the Plan) occurs, the Performance Period will terminate. Notwithstanding any deferral election or term of this Award Agreement to the contrary, a pro rata portion of your Award will be paid to you within fifteen (15) days of the Change in Control. The prorated portion will be the sum of (i) the result obtained by first multiplying your Target Award by the Total Stockholder Return Performance Factor calculated under Section 3.2(b), but based upon the Total Stockholder Return for the Corporation and the Peer Performance Group as of the last day of the month immediately preceding the Change in Control, and then further multiplying that product by a fraction, the numerator of which is the number of days in the Performance Period prior to the Change in Control and the denominator of which is the total number of days in the Performance Period.

8.2. Special Rule. Notwithstanding Section 8.1, if a payment in accordance with those provisions would result in a nonexempt short-swing transaction under Section 16(b) of the Securities Exchange Act of 1934, then the date of distribution to you shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Securities Exchange Act of 1934.

Award Date: January 31, 2011

Page 26 10

Section 9. Amendment and Termination.

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall amend Sections 1, 2, 3, 4, or 5 in a manner adverse to you or reduce the amount payable hereunder in a material manner without your written consent. For this purpose, a change in the amount payable hereunder that occurs solely by reason of a change in the date or form of payment shall in no case be treated as a reduction prohibited by this Section 9. Thus, for example, if an amount payable by reason of Section 8 is delayed by an amendment to this Award Agreement or other action undertaken to comply with Section 409A of the Internal Revenue Code and the amount payable is reduced solely by reason of a corresponding delay in the date of valuation of a share of the Corporation’s common stock, such a change shall not be treated as a reduction prohibited by this Section 9. This Section 9 shall be construed and applied so as to permit the Committee to amend this Award Agreement at any time in any manner reasonably necessary or appropriate in order to comply with the requirements of Section 16 of the Securities Exchange Act of 1934 and of Code section 409A, including amendments regarding the timing and form of payments hereunder.

Section 10. No Right to an Award; Value of Award.

Your status as an Employee shall not be construed as a commitment that any one or more awards shall be made under the Plan to you or to Employees generally. Your status as a Participant shall not entitle you to any additional award. The value of the Award will not be taken into account for other benefits offered by the Corporation, including but not limited to pension benefits.

Section 11. No Assurance of Employment.

Nothing contained in the Plan or in this Award Agreement shall confer upon you any right to continue in the employ or other service of the Corporation or constitute any contract (of employment or otherwise) or limit in any way the right of the Corporation to change your compensation or other benefits or to terminate your employment with or without cause.

Section 12. Conflict.

In the event of a conflict between this Award Agreement and the Plan, the Plan document shall control.

Section 13. Compliance with Section 409A of the Internal Revenue Code.

Notwithstanding any other provision of this Award Agreement to the contrary, to the extent that this Award Agreement constitutes a nonqualified deferred compensation plan to which Code section 409A applies, payments under this Award Agreement shall be

Award Date: January 31, 2011

made at a time and in a manner that satisfies the requirements of Code section 409A and guidance of general applicability issued thereunder, including the provisions of 409A(a)(2)(B)(i) to the extent distributions to any specified employee are required to be delayed six months, and all terms shall be interpreted in accordance with Code section 409A.

Section 14. Post-Employment Covenants.

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

Section 15. Execution.

No Award is enforceable until you properly acknowledge your acceptance by returning an executed copy of this Award Agreement, as soon as possible but in no event later than May 31, 2011, to the Vice President of Total Rewards and Performance Management, Lockheed Martin Corporation, Mail Point 123, 6801 Rockledge Drive, Bethesda, MD 20817.

By signing this Award Agreement, you consent to receive copies of the Prospectus applicable to this Award from this internet site (http://www.benefitaccess.com) as well as to electronic delivery of the Corporation’s annual report on Form 10-K, annual proxy and quarterly reports on Form 10-Q. This consent can only be withdrawn by written notice to the Senior Vice President, General Counsel, and Corporate Secretary, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

A pre-addressed envelope has been enclosed for your convenience to return with a copy of this Award Agreement, as acknowledged by you below.

Sincerely,

David A. Filomeo
Vice President
Total Rewards and Performance Management

Enclosures
ACKNOWLEDGEMENT:

______________
Signature	Date

Print or type name

Award Date: January 31, 2011

Appendix A

Capitalized Terms

Average TSR	§ 3.2(a)
Award	3rd ¶
Cash Flow	§ 4.2(a)
Cash Flow Performance Factor	§4.2
Cash Flow Performance Amount	§2.1(c)
Change of Control	IPA
Committee	1st ¶
Corporation	3rd ¶
Total Stockholder Return Performance Amount	§ 2.1(a)
Total Stockholder Return Performance Factor	§ 3.2(b)
Peer Performance Group	§3.1
Performance Period	§1.2
Plan	1st ¶
Potential Award	§ 2.1(d)
ROIC	§ 4.1(a)
ROIC Performance Factor	§4.1
ROIC Performance Amount	§ 2.1(b)
Target Award	3rd ¶, § 1
Total Stockholder Return	IPA

Award Date: January 31, 2011

Exhibit A

Post Employment Conduct Agreement

(LTIP Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 31, 2011 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of a Long Term Incentive Performance Award to me under the Award Agreement (the “LTIP”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, as amended effective January 1, 2009 (the “Plan”). By accepting the LTIP, I agree as follows:

1. Protective Covenants

(a) Protection of Proprietary Information, including Trade Secrets and Confidential Information – Except to the extent required by law, following my Termination Date, and in conformance with the provisions of the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.) and the California Unfair Competition Law (Cal. Business and Professional Code § 17220 et seq.), I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity, for the purpose or effect of competing unfairly with the Corporation, of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President, General Counsel, and Corporate Secretary as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

Award Date: January 31, 2011

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes; or

(iii)	any information protected by the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.).

(b) Non-Solicit – Without the express written consent of the Senior Vice President, Human Resources of the Corporation, during the one-year period following the Termination Date, I will not induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation. This provision does not prevent the hiring of such persons so long as they are not induced to be one employed in violation of this provision.

(c) No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

(d) Cooperation in Litigation and Investigations – Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise

Award Date: January 31, 2011

are or would be available to me in connection with my employment by the Corporation and that the grant of the LTIP is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) If I become (or currently am) an Insider (as defined in the Plan) or receive a Long-Term Incentive Performance Award, I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission;

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation; or

(iv)	Under such other circumstances specified by final regulation issued by the Securities and Exchange Commission entitling the Corporation to recapture or clawback “Benefits and Proceeds” (as defined below).

(b) The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

Award Date: January 31, 2011

(c) For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the LTIP, any cash paid to me, whether paid currently or deferred; and (ii) to the extent I have not earned the LTIP fully, all of my remaining rights, title or interest in the LTIP.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the LTIP to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law. Any enforcement of, or challenge to, this Agreement may only be brought in the Circuit Court of Maryland or the United States District Court for the District of Maryland. Both parties consent to the proper jurisdiction and venue of the Circuit Court of Maryland and the United States District Court for the District of Maryland for the purpose of enforcing or challenging this Agreement.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of an LTIP under the Award Agreement and is not contingent on the vesting of the LTIP.

LTIP-Attorney

Award Date: January 31, 2011

Lockheed Martin Corporation

6801 Rockledge Drive, Bethesda, MD 20817

Telephone 301-897-6000

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER THE

SECURITIES ACT OF 1933

«Name»

«Street»

«City», «State» «Zip»

Re:	Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan: Long-Term Incentive Performance Award (2011-2013 Performance Period)

Dear «Call_By_Name»:

On behalf of the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Lockheed Martin Corporation, I am pleased to tell you that you have been granted a Long-Term Incentive Performance Award under the Corporation’s Amended and Restated 2003 Incentive Performance Award Plan, as amended effective January 1, 2009 (the “Plan”). The purpose of this letter is to serve as the Award Agreement under such Plan and to set forth your Target Award as well as the terms and conditions to the payment of your Target Award. Additional terms and conditions are set forth in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. The Prospectus is available at http://www.benefitaccess.com. You should retain the Prospectus and the attached copy of the Plan in your records.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by returning an executed copy of this Award Agreement to the Vice President of Total Rewards and Performance Management as instructed below as soon as possible but in no event later than May 31, 2011. Assuming prompt and proper acknowledgement of your acceptance of this Award Agreement, this Award will be effective as of the Award Date. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award and your agreement to be bound by the restrictions contained in Section 14 and Exhibit A (“Post-Employment Conduct Agreement”).

Award Date: January 31, 2011

Capitalized terms used in this Award Agreement which have a special meaning either shall be defined in this Award Agreement or if not defined in this Award Agreement shall have the meaning ascribed to the term in the Plan. The term “Target Award” as used in this Award Agreement refers only to the Target Award awarded to you under this Award Agreement and the term “Award” refers only to the Long Term Incentive Performance Award set forth in this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries. Appendix A contains an index of all capitalized terms used in this Award Agreement.

Section 1. Target Award; Performance Period.

1.1 Target Award. Your Target Award for the Performance Period under this Award Agreement shall be [Target].

1.2 Performance Period. The Performance Period under this Award Agreement is a three-year performance period that runs from January 1, 2011, until December 31, 2013.

1.3 Payment of Award. The amount payable to you under your Award is dependent upon the Corporation’s performance as compared to the metrics described Section 3 and Section 4 in this Award Agreement and your continued employment with the Corporation in accordance with Section 5 of this Agreement. As a result of these requirements, any payments you receive may be larger or smaller than your Target Award (e.g., the performance factors could result in no payment in respect of your Award).

Section 2. Calculation of Award Payments.

2.1 End of Performance Period Calculation. Following the end of the Performance Period and prior to any payments being made,

(a) The Committee will calculate the Total Stockholder Return Performance Factor based on the Corporation’s performance during the Performance Period relative to the performance of other corporations which compose the “Peer Performance Group” as defined in Section 3.1 below. One-half of your Target Award will be multiplied by the Total Stockholder Return Performance Factor, with the resulting dollar amount to be known as the Total Stockholder Return Performance Amount.

(b) The Committee will also calculate the ROIC Performance Factor based on the Corporation’s ROIC during the Performance Period as compared to the projected ROIC for the Performance Period in the 2011 Long Range Plan as presented at the February 2011 Board meeting. One-quarter of your Target Award will be multiplied by the ROIC Performance Factor, with the resulting dollar amount to be known as the ROIC Performance Amount.

Award Date: January 31, 2011

(c) The Committee will also calculate the Cash Flow Performance Factor based on the Corporation’s cumulative Cash Flow during the Performance Period as compared to the projected cumulative Cash Flow in the 2011 Long Range Plan as presented at the February 2011 Board meeting. One-quarter of your Target Award will be multiplied by the Cash Flow Performance Factor, with the resulting dollar amount to be known as the Cash Flow Performance Amount.

(d) Your Total Stockholder Return Performance Amount, your ROIC Performance Amount, and your Cash Flow Performance Amount will then be added together, with the sum of those three amounts known as your “Potential Award.”

You must (except as specified in Section 5) remain employed by the Corporation through December 31, 2013, to receive your Potential Award.

Section 3. Total Stockholder Return Performance Factor.

3.1. Peer Performance Group. The Total Stockholder Return Performance Factor will be based upon the relative ranking of the Corporation’s Average Total Stockholder Return (as defined in Section 3.2(a)) for the Performance Period to the Average Total Stockholder Return for such Period for each corporation in the “Peer Performance Group.” The “Peer Performance Group” shall consist of the corporations which compose the Standard & Poor’s Industrials Index reported under symbol S5INDU by Bloomberg, L.P. The Corporation’s Total Stockholder Return will be based on the performance of its common stock, par value $1.00. The Total Stockholder Return of each corporation that is taken into account in computing the Peer Performance Group Total Stockholder Return will be based on the equity security of the relevant corporation that is used in computing the Standard & Poor’s Industrials Index.

3.2. Calculation of Total Stockholder Return Performance Factor.

(a) Calculation of Average Total Stockholder Return. During the Performance Period, the Committee shall compute the Total Stockholder Return (as defined in the Plan and assuming the reinvestment of any cash dividends) for the Corporation and for each other corporation in the Peer Performance Group for thirty-six (36) periods during the Performance Period where each period begins on January 1, 2011 (based on the closing price for the stock on December 31, 2010) and ends on the last day of each successive calendar month in the Performance Period on which the New York Stock Exchange is open for trading. Each such Total Stockholder Return shall be computed from data available to the public. At the end of the Performance Period, the Committee shall average the thirty-six (36) Total Stockholder Return figures for each corporation for the Performance Period to determine each corporation’s average Total Stockholder Return (“Average TSR”) for the Performance Period. Each corporation’s Average TSR shall be ranked among the Average TSR for each other corporation in the Peer Performance Group on a percentile basis.

Award Date: January 31, 2011

(b) Percentage Level of Target Award. Your Total Stockholder Return Performance Factor, expressed as a percentage, will be determined under this Section 3.2(b) (and Section 3.2(c) to the extent interpolation is necessary) based on the Percentile Ranking of the Corporation’s Average TSR for the Performance Period under the following chart:

Band	Percentile Ranking	Total Stockholder Return Performance Factor
One	75th or higher	200%
Two	60th	150%
Three	50th	100%
Four	40th	50%
Five	35th	25%
Six	Below 35th	0%

(c) Total Stockholder Return Performance Factor Interpolation. If the Corporation’s Average TSR puts the Corporation over the listed Percentile Ranking for the applicable Band (other than Band One) in Section 3.2(b), your Total Stockholder Return Performance Factor under Section 3.2(b) shall be interpolated on a linear basis.

Section 4. ROIC Performance Factor and Cash Flow Performance Factor.

4.1 ROIC Performance Factor. The ROIC Performance Factor will be determined by comparing the Corporation’s ROIC for the Performance Period to ROIC as forecasted for the Performance Period in the Corporation’s 2011 Long Range Plan and then identifying the ROIC Performance Factor based upon the factor associated with the difference on the following table:

Change from 2011 LRP ROIC	ROIC Performance Factor
Plan + 150 or more basis points	200%
Plan + 120 basis points	175%
Plan + 90 basis points	150%
Plan + 60 basis points	125%
Plan + 30 basis points	100%
Plan	75%
Plan – 15 basis points	50%
Plan – 30 basis points	25%
Plan – 45 or more basis points	0%

(a) ROIC Definition. For purposes of this Award Agreement, “ROIC” means return on invested capital for the Performance Period calculated as (A) average annual (i) net income plus (ii) interest expense times one minus the highest

Award Date: January 31, 2011

marginal federal corporate tax rate over the three year Performance Period (“Return”), divided by (B) the average of the four year-end investment balances (beginning with December 31, 2010 year-end balance) consisting of (i) debt (including current maturities of long-term debt) plus (ii) stockholders’ equity plus the postretirement plans amounts determined at year-end as included in the Corporation’s Statement of Stockholder Equity.

(b) ROIC Determination. Each component of ROIC and the calculation of any postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity shall be determined by the Committee in accordance with generally accepted accounting principles in the United States and be based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the date or period on which ROIC is being determined, the Committee shall make its determination in a manner consistent with the historical practices used by the Corporation in determining the components of ROIC and postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity for purposes of reporting those items on its audited financial statements, as modified by this paragraph. Notwithstanding the foregoing, ROIC will be adjusted to exclude the impact of any change in accounting standards or adoption of any new accounting standards that is required under generally accepted accounting principles in the United States and that is reported in the Corporation’s filings with the Securities and Exchange Commission as having a material effect on the Corporation’s consolidated financial statements. ROIC, as included in the 2011 Long Range Plan, and the change in ROIC for purposes of the ROIC Performance Factor will be determined in accordance with this Section 4.1(b).

4.2 Cash Flow Performance Factor. The Cash Flow Performance Factor will be determined by comparing the Corporation’s cumulative Cash Flow during the Performance Period to the projected cumulative Cash Flow of the Corporation as forecasted in the Corporation’s 2011 Long Range Plan, and then identifying the Cash Flow Performance Factor based upon the factor associated with the change from the 2011 Long Range Plan on the following table:

Change From 2011 LRP Cash Flow	Cash Flow Performance Factor
Plan + $3.2B or more	200%
Plan + $2.8B	175%
Plan + $2.4B	150%
Plan + $2.0B	125%
Plan + $1.2B	100%
Plan + $0.4B	75%
Plan	50%
Plan - $0.4B	25%
Plan - $0.8B or more	0%

Award Date: January 31, 2011

(a) Cash Flow Definition. For purposes of this Award Agreement, Cash Flow means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2011 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the Performance Period and the actual amounts contributed by the Corporation during the Performance Period; or (ii) any tax payments or benefits during the Performance Period associated with the divestiture of business units.

(b) Cash Flow Determination. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Committee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

4.3 Interpolation of ROIC and Cash Flow Metrics. If the change in ROIC or Cash Flow falls between two numbers listed in the applicable table in Section 4.1 or 4.2, the appropriate factor will be interpolated on a linear basis. Notwithstanding the foregoing, the ROIC Performance Factor will always be zero if the ROIC for the Performance Period is less than ROIC forecasted for the Performance Period in the 2011 Long Range Plan by 45 basis points or more and the Cash Flow Performance Factor will always be zero if the aggregate Cash Flow for the Performance Period is less than what was forecasted for the Performance Period in the 2011 Long Range Plan by more than $0.8 billion.

Section 5. Payment of Award.

5.1. Employment Requirement.

(a) General Rule. In order to be eligible to receive payment of your Potential Award as determined under Section 2.1(d), you must accept this Award Agreement and remain employed by the Corporation through the last day of the Performance Period. Except as provided below, if your employment as an Employee terminates during the Performance Period, you shall forfeit your right to receive all or any part of your Potential Award.

(b) Exceptions. Notwithstanding Section 5.1(a), if the Committee determines

(1) that your employment as an Employee terminated as a result of your death, “Divestiture”, “Disability” or “Retirement” or

(2) that the Corporation terminated your employment involuntarily as a result of a layoff,

Award Date: January 31, 2011

you shall retain a fraction of your Potential Award. The numerator of such fraction shall equal the number of days in the Performance Period before your employment as an Employee terminated, and the denominator shall equal the total number of days in the Performance Period. The Committee shall have complete and absolute discretion to make the determinations called for under this Section 5.1(b), and all such determinations shall be binding on you and on any person who claims all or any part of your Potential Award on your behalf as well as on the Corporation. If you terminate employment during the Performance Period but are eligible to receive a portion of your Potential Award as a result of an exception under this Section 5.1(b), payment of such portion of your Potential Award shall be in full satisfaction of all rights you have under this Award Agreement.

(c) Special Definitions. For purposes of this Award Agreement:

(1) Your employment as an Employee shall be treated as terminating because of a Disability on the date you become eligible for a benefit under the Corporation’s long-term disability plan in which you participate, or if you are not enrolled in a long-term disability plan, the date on which long-term disability benefits would commence under the plan under which you would have been covered, had you enrolled;

(2) Your employment as an Employee shall be treated as terminating as a result of Divestiture if the Corporation divests all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation and a transfer of such employment to the other party in the divestiture. A divestiture shall mean a transaction which results in the transfer of control of the business operation to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests are owned or controlled by the Corporation; and

(5) Your employment as an Employee shall be treated as terminating because of Retirement if (a) you participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates on or after the date on which you satisfy the plan’s age and service requirements for commencing receipt of an early retirement benefit under the plan or (b) you do not participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates after (i) you reach age 65, or (ii) you reach age 55 and have completed five years of service.

Award Date: January 31, 2011

5.2. Payment Rules.

(a) General Rule: Vesting; Method of Payment. If you are eligible to receive all, or a portion of, your Potential Award under Section 5.1, your Potential Award shall be fully vested on the date on which the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, and shall be either paid in cash to you or deferred in accordance with Section 5.2(c). Subject to Section 5.2(c), in the event of your death, your payment will be made to your estate if you do not have a properly completed beneficiary designation form on file with the Vice President of Total Rewards and Performance Management.

(b) Timing of Payment. Subject to Section 5.2(c), you shall have the right to receive your Potential Award in cash within ninety (90) days of the date on which the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but no later than March 15 following such certification date.

(c) Further Deferral. You will be given an opportunity to elect to defer any amounts payable under Section 5.2 of this Award Agreement. Such election shall be irrevocable, shall be made in accordance with the terms of the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan (“DMICP”) and the requirements of Code section 409A, and shall be subject to such additional terms and conditions as are set by the Committee. A deferral election form and the terms and conditions for any deferral will be furnished to you in due course. The beneficiary designation for the DMICP (rather than the beneficiary designation for this LTIP Award) shall govern any amounts you elect to defer under the terms of the DMICP.

5.3. Cutback. Any payment called for under Section 5.2 will be reduced to the extent that such payment together with payments attributable to any other Cash-Based Awards that are granted during 2011 as Performance Based Awards exceeds $5,000,000. Amounts in excess of $5,000,000 shall be forfeited.

5.4. Withholding. Any payment made in respect of your Award will be subject to income tax withholding at the minimum rate prescribed by law. You may owe taxes in addition to the amount withheld and may request that tax be withheld at a greater rate. As required under the law, FICA tax will be collected from you or withheld from the amount of your award or from your wages, when any portion of an award becomes vested for tax purposes prior to payment.

5.5. Means of Satisfying Code Section 409A. If any payment that would otherwise be made under this Award Agreement is required to be delayed by reason of Section 13, such payment shall be made at the earliest date permitted by Code section 409A. The amount of any delayed payment shall be the amount that would have been paid prior to the delay adjusted to include interest from the original payment date to the

Award Date: January 31, 2011

actual payment date, at a rate equivalent to the six month London Interbank Offered Rate (LIBOR) as published in the Money Rates section of the Wall Street Journal, plus 25 basis points. The increase over LIBOR may be adjusted to reflect the six month unsecured borrowing rate of the Corporation.

Section 6. No Assignment – General Creditor Status.

You shall have no right to assign any interest you might have in all or any part of the Target Award or Potential Award which has been granted to you under this Award Agreement and any attempt to do so shall be null and void and shall have no force or effect whatsoever. Furthermore, all payments called for under this Award Agreement shall be made in cash from the Corporation’s general assets, and your right to payment from the Corporation’s general assets shall be the same as the right of a general and unsecured creditor of the Corporation.

Section 7. Plan.

This Award Agreement shall be subject to all of the terms and conditions set forth in the Plan.

Section 8. Change in Control.

8.1. Change in Control During Performance Period. If during the Performance Period, a Change in Control (as defined in Section 7 of the Plan) occurs, the Performance Period will terminate. Notwithstanding any deferral election or term of this Award Agreement to the contrary, a pro rata portion of your Award will be paid to you within fifteen (15) days of the Change in Control. The prorated portion will be the sum of (i) the result obtained by first multiplying your Target Award by the Total Stockholder Return Performance Factor calculated under Section 3.2(b), but based upon the Total Stockholder Return for the Corporation and the Peer Performance Group as of the last day of the month immediately preceding the Change in Control, and then further multiplying that product by a fraction, the numerator of which is the number of days in the Performance Period prior to the Change in Control and the denominator of which is the total number of days in the Performance Period.

8.2. Special Rule. Notwithstanding Section 8.1, if a payment in accordance with those provisions would result in a nonexempt short-swing transaction under Section 16(b) of the Securities Exchange Act of 1934, then the date of distribution to you shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Securities Exchange Act of 1934.

Section 9. Amendment and Termination.

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this

Award Date: January 31, 2011

Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall amend Sections 1, 2, 3, 4, or 5 in a manner adverse to you or reduce the amount payable hereunder in a material manner without your written consent. For this purpose, a change in the amount payable hereunder that occurs solely by reason of a change in the date or form of payment shall in no case be treated as a reduction prohibited by this Section 9. Thus, for example, if an amount payable by reason of Section 8 is delayed by an amendment to this Award Agreement or other action undertaken to comply with Section 409A of the Internal Revenue Code and the amount payable is reduced solely by reason of a corresponding delay in the date of valuation of a share of the Corporation’s common stock, such a change shall not be treated as a reduction prohibited by this Section 9. This Section 9 shall be construed and applied so as to permit the Committee to amend this Award Agreement at any time in any manner reasonably necessary or appropriate in order to comply with the requirements of Section 16 of the Securities Exchange Act of 1934 and of Code section 409A, including amendments regarding the timing and form of payments hereunder.

Section 10. No Right to an Award; Value of Award.

Your status as an Employee shall not be construed as a commitment that any one or more awards shall be made under the Plan to you or to Employees generally. Your status as a Participant shall not entitle you to any additional award. The value of the Award will not be taken into account for other benefits offered by the Corporation, including but not limited to pension benefits.

Section 11. No Assurance of Employment.

Nothing contained in the Plan or in this Award Agreement shall confer upon you any right to continue in the employ or other service of the Corporation or constitute any contract (of employment or otherwise) or limit in any way the right of the Corporation to change your compensation or other benefits or to terminate your employment with or without cause.

Section 12. Conflict.

In the event of a conflict between this Award Agreement and the Plan, the Plan document shall control.

Section 13. Compliance with Section 409A of the Internal Revenue Code.

Notwithstanding any other provision of this Award Agreement to the contrary, to the extent that this Award Agreement constitutes a nonqualified deferred compensation plan to which Code section 409A applies, payments under this Award Agreement shall be made at a time and in a manner that satisfies the requirements of Code section 409A and guidance of general applicability issued thereunder, including the provisions of 409A(a)(2)(B)(i) to the extent distributions to any specified employee are required to be

Award Date: January 31, 2011

delayed six months, and all terms shall be interpreted in accordance with Code section 409A.

Section 14. Post-Employment Covenants.

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

Section 15. Execution.

No Award is enforceable until you properly acknowledge your acceptance by returning an executed copy of this Award Agreement, as soon as possible but in no event later than May 31, 2011, to the Vice President of Total Rewards and Performance Management, Lockheed Martin Corporation, Mail Point 123, 6801 Rockledge Drive, Bethesda, MD 20817.

By signing this Award Agreement, you consent to receive copies of the Prospectus applicable to this Award from this internet site (http://www.benefitaccess.com) as well as to electronic delivery of the Corporation’s annual report on Form 10-K, annual proxy and quarterly reports on Form 10-Q. This consent can only be withdrawn by written notice to the Senior Vice President, General Counsel, and Corporate Secretary, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

A pre-addressed envelope has been enclosed for your convenience to return with a copy of this Award Agreement, as acknowledged by you below.

Sincerely,

David A. Filomeo Vice President Total Rewards and Performance Management

Enclosures ACKNOWLEDGEMENT:

______________
Signature	Date

Print or type name

Award Date: January 31, 2011

Appendix A

Capitalized Terms

Average TSR	§ 3.2(a)
Award	3rd ¶
Cash Flow	§ 4.2(a)
Cash Flow Performance Factor	§4.2
Cash Flow Performance Amount	§2.1(c)
Change of Control	IPA
Committee	1st ¶
Corporation	3rd ¶
Total Stockholder Return Performance Amount	§ 2.1(a)
Total Stockholder Return Performance Factor	§ 3.2(b)
Peer Performance Group	§3.1
Performance Period	§1
Plan	1st ¶
Potential Award	§ 2.1(d)
ROIC	§ 4.1(a)
ROIC Performance Factor	§4.1
ROIC Performance Amount	§ 2.1(b)
Target Award	3rd ¶, § 1
Total Stockholder Return	IPA

Award Date: January 31, 2011

Exhibit A

Post Employment Conduct Agreement

(LTIP Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 31, 2011 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of a Long Term Incentive Performance Award to me under the Award Agreement (the “LTIP”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, as amended effective January 1, 2009 (the “Plan”). By accepting the LTIP, I agree as follows:

1. Post Termination Activity.

(a) Post-employment Activity As a Lawyer – I acknowledge that as counsel to Lockheed Martin Corporation (the “Corporation”), I owe ethical and fiduciary obligations to the Corporation and that at least some of these obligations will continue even after the date of my termination of employment with the Corporation (“Termination Date”). I agree that after my Termination Date I will comply fully with all applicable ethical and fiduciary obligations that I owe to the Corporation. To the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct, I agree that I will not

(i)	Represent any client adversely to the Corporation;

(ii)	Reveal to any third party any information learned by me during the course of my employment with the Corporation except for information that is or becomes generally known;

(iii)	Encourage or solicit any present or future agents or employees of the Corporation to terminate their employment for the purpose of competing with the Corporation; or

(iv)	Whether as a lawyer or non-lawyer, accept a position (whether as agent, employer, part or sole owner or in any other capacity) with any person or entity whose interests are adverse to the Corporation’s interests if that adverse position is related in any way to my present or past work with the Corporation.

(b) No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

Award Date: January 31, 2011

(c) Cooperation in Litigation and Investigations – Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the LTIP is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s confidential or proprietary information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies for Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) If I become (or currently am) an Insider (as defined in the Plan) or receive a Long-Term Incentive Performance Award, I agree, to the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct, that upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1 (and in the case of 1(a), the breach occurs prior to the second anniversary of my Termination Date);

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission;

Award Date: January 31, 2011

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation; or

(iv)	Under such other circumstances specified by final regulation issued by the Securities and Exchange Commission entitling the Corporation to recapture or clawback “Benefits and Proceeds” (as defined below).

(b)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(c)	For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the LTIP, any cash paid to me, whether paid currently or deferred; and (ii) to the extent I have not earned the LTIP fully, all of my remaining rights, title or interest in the LTIP.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Plan, as applicable.

7. Miscellaneous.

(a)	The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the LTIP to me.

Award Date: January 31, 2011

(b)	This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law.

(c)	This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d)	This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of an LTIP under the Award Agreement and is not contingent on the vesting of the LTIP.

LTIP PECA (CEO)

Award Date: January 31, 2011

Lockheed Martin Corporation

6801 Rockledge Drive, Bethesda, MD 20817

Telephone 301-897-6000

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER THE

SECURITIES ACT OF 1933

«Name»

«Street»

«City», «State» «Zip»

Re:	Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan: Long-Term Incentive Performance Award (2011-2013 Performance Period)

Dear «Call_By_Name»:

On behalf of the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Lockheed Martin Corporation, I am pleased to tell you that you have been granted a Long-Term Incentive Performance Award under the Corporation’s Amended and Restated 2003 Incentive Performance Award Plan, as amended effective January 1, 2009 (the “Plan”). The purpose of this letter is to serve as the Award Agreement under such Plan and to set forth your Target Award as well as the terms and conditions to the payment of your Target Award. Additional terms and conditions are set forth in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. The Prospectus is available at http://www.benefitaccess.com. You should retain the Prospectus and the attached copy of the Plan in your records.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by returning an executed copy of this Award Agreement to the Vice President of Total Rewards and Performance Management as instructed below as soon as possible but in no event later than May 31, 2011. Assuming prompt and proper acknowledgement of your acceptance of this Award Agreement, this Award will be effective as of the Award Date. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award and your agreement to be bound by the restrictions contained in Section 14 and Exhibit A (“Post-Employment Conduct Agreement”).

Award Date: January 31, 2011

Capitalized terms used in this Award Agreement which have a special meaning either shall be defined in this Award Agreement or if not defined in this Award Agreement shall have the meaning ascribed to the term in the Plan. The term “Target Award” as used in this Award Agreement refers only to the Target Award awarded to you under this Award Agreement and the term “Award” refers only to the Long Term Incentive Performance Award set forth in this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries. Appendix A contains an index of all capitalized terms used in this Award Agreement.

Section 1. Target Award; Performance Period.

1.1 Target Award. Your Target Award for the Performance Period under this Award Agreement shall be [Target].

1.2 Performance Period. The Performance Period under this Award Agreement is a three-year performance period that runs from January 1, 2011, until December 31, 2013.

1.3 Payment of Award. The amount payable to you under your Award is dependent upon the Corporation’s performance as compared to the metrics described in Section 3 and Section 4 of this Award Agreement and your continued employment with the Corporation in accordance with Section 5 of this Agreement. As a result of these requirements, any payments you receive may be larger or smaller than your Target Award (e.g., the performance factors could result in no payment in respect of your Award).

Section 2. Calculation of Award Payments.

2.1 End of Performance Period Calculation. Following the end of the Performance Period and prior to any payments being made,

(a) The Committee will calculate the Total Stockholder Return Factor based on the Corporation’s performance during the Performance Period relative to the performance of other corporations which compose the “Peer Performance Group” as defined in Section 3.1 below. One-half of your Target Award will be multiplied by the Total Stockholder Return Factor, with the resulting dollar amount to be known as the Total Stockholder Return Performance Amount.

(b) The Committee will also calculate the ROIC Performance Factor based on the Corporation’s ROIC during the Performance Period as compared to the projected ROIC for the Performance Period in the 2011 Long Range Plan as presented at the February 2011 Board meeting. One-quarter of your Target Award will be multiplied by the ROIC Performance Factor, with the resulting dollar amount to be known as the ROIC Performance Amount.

Award Date: January 31, 2011

(c) The Committee will also calculate the Cash Flow Performance Factor based on the Corporation’s cumulative Cash Flow during the Performance Period as compared to the projected cumulative Cash Flow in the 2011 Long Range Plan as presented at the February 2011 Board meeting. One-quarter of your Target Award will be multiplied by the Cash Flow Performance Factor, with the resulting dollar amount to be known as the Cash Flow Performance Amount.

(d) Your External Performance Amount, your ROIC Performance Amount, and your Cash Flow Performance Amount will then be added together, with the sum of those three amounts known as your “Potential Award.”

You must (except as specified in Section 5) remain employed by the Corporation through December 31, 2013, to receive your Potential Award.

Section 3. Total Stockholder Return Factor.

3.1. Peer Performance Group. The Total Stockholder Return Factor will be based upon the relative ranking of the Corporation’s Average Total Stockholder Return (as defined in Section 3.2(a)) for the Performance Period to the Average Total Stockholder Return for such Period for each corporation in the “Peer Performance Group.” The “Peer Performance Group” shall consist of the corporations which compose the Standard & Poor’s Industrials Index reported under symbol S5INDU by Bloomberg, L.P. The Corporation’s Total Stockholder Return will be based on the performance of its common stock, par value $1.00. The Total Stockholder Return of each corporation that is taken into account in computing the Peer Performance Group Total Stockholder Return will be based on the equity security of the relevant corporation that is used in computing the Standard & Poor’s Industrials Index.

3.2. Calculation of Total Stockholder Return Factor.

(a) Calculation of Average Total Stockholder Return. During the Performance Period, the Committee shall compute the Total Stockholder Return (as defined in the Plan and assuming the reinvestment of any cash dividends) for the Corporation and for each other corporation in the Peer Performance Group for thirty-six (36) periods during the Performance Period where each period begins on January 1, 2011 (based on the closing price for the stock on December 31, 2010) and ends on the last day of each successive calendar month in the Performance Period on which the New York Stock Exchange is open for trading. Each such Total Stockholder Return shall be computed from data available to the public. At the end of the Performance Period, the Committee shall average the thirty-six (36) Total Stockholder Return figures for each corporation for the Performance Period to determine each corporation’s average Total Stockholder Return (“Average TSR”) for the Performance Period. Each corporation’s Average TSR shall be ranked among the Average TSR for each other corporation in the Peer Performance Group on a percentile basis.

Award Date: January 31, 2011

(b) Percentage Level of Target Award. Your Total Stockholder Return Performance Factor, expressed as a percentage, will be determined under this Section 3.2(b) (and Section 3.2(c) to the extent interpolation is necessary) based on the Percentile Ranking of the Corporation’s Average TSR for the Performance Period under the following chart:

Band	Percentile Ranking	Total Stockholder Return Performance Factor
One	75th or higher	200%
Two	60th	150%
Three	50th	100%
Four	40th	50%
Five	35th	25%
Six	Below 35th	0%

(c) Total Stockholder Return Performance Factor Interpolation. If the Corporation’s Average TSR puts the Corporation over the listed Percentile Ranking for the applicable Band (other than Band One) in Section 3.2(b), your Total Stockholder Return Performance Factor under Section 3.2(b) shall be interpolated on a linear basis.

Section 4. ROIC Performance Factor and Cash Flow Performance Factor.

4.1 ROIC Performance Factor. The ROIC Performance Factor will be determined by comparing the Corporation’s ROIC for the Performance Period to ROIC as forecasted for the Performance Period in the Corporation’s 2011 Long Range Plan and then identifying the ROIC Performance Factor based upon the factor associated with the difference on the following table:

Change from 2011 LRP ROIC	ROIC Performance Factor
Plan + 150 or more basis points	200%
Plan + 120 basis points	175%
Plan + 90 basis points	150%
Plan + 60 basis points	125%
Plan + 30 basis points	100%
Plan	75%
Plan – 15 basis points	50%
Plan – 30 basis points	25%
Plan – 45 or more basis points	0%

(e) ROIC Definition. For purposes of this Award Agreement, “ROIC” means return on invested capital for the Performance Period calculated as (A) average annual (i) net income plus (ii) interest expense times one minus the highest marginal federal corporate tax rate over the three year Performance Period

Award Date: January 31, 2011

(“Return”), divided by (B) the average of the four year-end investment balances (beginning with December 31, 2010 year-end balance) consisting of (i) debt (including current maturities of long-term debt) plus (ii) stockholders’ equity plus the postretirement plans amounts determined at year-end as included in the Corporation’s Statement of Stockholder Equity.

(f) ROIC Determination. Each component of ROIC and the calculation of any postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity shall be determined by the Committee in accordance with generally accepted accounting principles in the United States and be based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the date or period on which ROIC is being determined, the Committee shall make its determination in a manner consistent with the historical practices used by the Corporation in determining the components of ROIC and postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity for purposes of reporting those items on its audited financial statements, as modified by this paragraph. Notwithstanding the foregoing, ROIC will be adjusted to exclude the impact of any change in accounting standards or adoption of any new accounting standards that is required under generally accepted accounting principles in the United States and that is reported in the Corporation’s filings with the Securities and Exchange Commission as having a material effect on the Corporation’s consolidated financial statements. ROIC, as included in the 2011 Long Range Plan, and the change in ROIC for purposes of the ROIC Performance Factor will be determined in accordance with this Section 4.1(b).

4.2 Cash Flow Performance Factor. The Cash Flow Performance Factor will be determined by comparing the Corporation’s cumulative Cash Flow during the Performance Period to the projected cumulative Cash Flow of the Corporation as forecasted in the Corporation’s 2011 Long Range Plan, and then identifying the Cash Flow Performance Factor based upon the factor associated with the change from the 2011 Long Range Plan on the following table:

Change From 2011 LRP Cash Flow	Cash Flow Performance Factor
Plan + $3.2B or more	200%
Plan + $2.8B	175%
Plan + $2.4B	150%
Plan + $2.0B	125%
Plan + $1.2B	100%
Plan + $0.4B	75%
Plan	50%
Plan - $0.4B	25%
Plan - $0.8B or more	0%

Award Date: January 31, 2011

(e) Cash Flow Definition. For purposes of this Award Agreement, Cash Flow means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2011 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the Performance Period and the actual amounts contributed by the Corporation during the Performance Period; or (ii) any tax payments or benefits during the Performance Period associated with the divestiture of business units.

(f) Cash Flow Determination. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Committee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

4.3 Interpolation of ROIC and Cash Flow Metrics. If the change in ROIC or Cash Flow falls between two numbers listed in the applicable table in Section 4.1 or 4.2, the appropriate factor will be interpolated on a linear basis. Notwithstanding the foregoing, the ROIC Performance Factor will always be zero if the ROIC for the Performance Period is less than ROIC forecasted for the Performance Period in the 2011 Long Range Plan by 45 basis points or more and the Cash Flow Performance Factor will always be zero if the aggregate Cash Flow for the Performance Period is less than what was forecasted for the Performance Period in the 2011 Long Range Plan by more than $0.8 billion.

Section 5. Payment of Award.

5.1. Employment Requirement.

(a) General Rule. In order to be eligible to receive payment of your Potential Award as determined under Section 2.1(d), you must accept this Award Agreement and remain employed by the Corporation through the last day of the Performance Period. Except as provided below, if your employment as an Employee terminates during the Performance Period, you shall forfeit your right to receive all or any part of your Potential Award.

(b) Exceptions. Notwithstanding Section 5.1(a), if the Committee determines

(1) that your employment as an Employee terminated as a result of your death, “Divestiture”, “Disability” or “Retirement” or

(2) that the Corporation terminated your employment involuntarily as a result of a layoff,

Award Date: January 31, 2011

you shall retain a fraction of your Potential Award. The numerator of such fraction shall equal the number of days in the Performance Period before your employment as an Employee terminated, and the denominator shall equal the total number of days in the Performance Period. The Committee shall have complete and absolute discretion to make the determinations called for under this Section 5.1(b), and all such determinations shall be binding on you and on any person who claims all or any part of your Potential Award on your behalf as well as on the Corporation. If you terminate employment during the Performance Period but are eligible to receive a portion of your Potential Award as a result of an exception under this Section 5.1(b), payment of such portion of your Potential Award shall be in full satisfaction of all rights you have under this Award Agreement.

(c) Special Definitions. For purposes of this Award Agreement:

(1) Your employment as an Employee shall be treated as terminating because of a Disability on the date you become eligible for a benefit under the Corporation’s long-term disability plan in which you participate, or if you are not enrolled in a long-term disability plan, the date on which long-term disability benefits would commence under the plan under which you would have been covered, had you enrolled;

(2) Your employment as an Employee shall be treated as terminating as a result of Divestiture if the Corporation divests all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation and a transfer of such employment to the other party in the divestiture. A divestiture shall mean a transaction which results in the transfer of control of the business operation to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests are owned or controlled by the Corporation; and

(6) Your employment as an Employee shall be treated as terminating because of Retirement if (a) you participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates on or after the date on which you satisfy the plan’s age and service requirements for commencing receipt of an early retirement benefit under the plan or (b) you do not participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates after (i) you reach age 65, or (ii) you reach age 55 and have completed five years of service.

Award Date: January 31, 2011

5.2. Payment Rules.

(a) General Rule: Vesting; Method of Payment. If you are eligible to receive all, or a portion of, your Potential Award under Section 5.1, your Potential Award shall be fully vested on the date on which the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, and shall be either paid in cash to you or deferred in accordance with Section 5.2(c). Subject to Section 5.2(c), in the event of your death, your payment will be made to your estate if you do not have a properly completed beneficiary designation form on file with the Vice President of Total Rewards and Performance Management.

(b) Timing of Payment. Subject to Section 5.2(c), you shall have the right to receive your Potential Award in cash within ninety (90) days of the date on which the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but no later than March 15 following such certification date.

(c) Further Deferral. You will be given an opportunity to elect to defer any amounts payable under Section 5.2 of this Award Agreement. Such election shall be irrevocable, shall be made in accordance with the terms of the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan (“DMICP”) and the requirements of Code section 409A, and shall be subject to such additional terms and conditions as are set by the Committee. A deferral election form and the terms and conditions for any deferral will be furnished to you in due course. The beneficiary designation for the DMICP (rather than the beneficiary designation for this LTIP Award) shall govern any amounts you elect to defer under the terms of the DMICP.

5.3. Cutback. Any payment called for under Section 5.2 will be reduced to the extent that such payment together with payments attributable to any other Cash-Based Awards that are granted during 2011 as Performance Based Awards exceeds $5,000,000. Amounts in excess of $5,000,000 shall be forfeited.

5.4. Withholding. Any payment made in respect of your Award will be subject to income tax withholding at the minimum rate prescribed by law. You may owe taxes in addition to the amount withheld and may request that tax be withheld at a greater rate. As required under the law, FICA tax will be collected from you or withheld from the amount of your award or from your wages, when any portion of an award becomes vested for tax purposes prior to payment.

5.5. Means of Satisfying Code Section 409A. If any payment that would otherwise be made under this Award Agreement is required to be delayed by reason of Section 13, such payment shall be made at the earliest date permitted by Code section 409A. The amount of any delayed payment shall be the amount that would have been

Award Date: January 31, 2011

paid prior to the delay adjusted to include interest from the original payment date to the actual payment date, at a rate equivalent to the six month London Interbank Offered Rate (LIBOR) as published in the Money Rates section of the Wall Street Journal, plus 25 basis points. The increase over LIBOR may be adjusted to reflect the six month unsecured borrowing rate of the Corporation.

Section 6. No Assignment – General Creditor Status.

You shall have no right to assign any interest you might have in all or any part of the Target Award or Potential Award which has been granted to you under this Award Agreement and any attempt to do so shall be null and void and shall have no force or effect whatsoever. Furthermore, all payments called for under this Award Agreement shall be made in cash from the Corporation’s general assets, and your right to payment from the Corporation’s general assets shall be the same as the right of a general and unsecured creditor of the Corporation.

Section 7. Plan.

This Award Agreement shall be subject to all of the terms and conditions set forth in the Plan.

Section 8. Change in Control.

8.1. Change in Control During Performance Period. If during the Performance Period, a Change in Control (as defined in Section 7 of the Plan) occurs, the Performance Period will terminate. Notwithstanding any deferral election or term of this Award Agreement to the contrary, a pro rata portion of your Award will be paid to you within fifteen (15) days of the Change in Control. The prorated portion will be the sum of (i) the result obtained by first multiplying your Target Award by the Total Stockholder Return Factor calculated under Section 3.2(b), but based upon the Total Stockholder Return for the Corporation and the Peer Performance Group as of the last day of the month immediately preceding the Change in Control, and then further multiplying that product by a fraction, the numerator of which is the number of days in the Performance Period prior to the Change in Control and the denominator of which is the total number of days in the Performance Period.

8.2. Special Rule. Notwithstanding Section 8.1, if a payment in accordance with those provisions would result in a nonexempt short-swing transaction under Section 16(b) of the Securities Exchange Act of 1934, then the date of distribution to you shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Securities Exchange Act of 1934.

Award Date: January 31, 2011

Section 9. Amendment and Termination.

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall amend Sections 1, 2, 3, 4, or 5 in a manner adverse to you or reduce the amount payable hereunder in a material manner without your written consent. For this purpose, a change in the amount payable hereunder that occurs solely by reason of a change in the date or form of payment shall in no case be treated as a reduction prohibited by this Section 9. Thus, for example, if an amount payable by reason of Section 8 is delayed by an amendment to this Award Agreement or other action undertaken to comply with Section 409A of the Internal Revenue Code and the amount payable is reduced solely by reason of a corresponding delay in the date of valuation of a share of the Corporation’s common stock, such a change shall not be treated as a reduction prohibited by this Section 9. This Section 9 shall be construed and applied so as to permit the Committee to amend this Award Agreement at any time in any manner reasonably necessary or appropriate in order to comply with the requirements of Section 16 of the Securities Exchange Act of 1934 and of Code section 409A, including amendments regarding the timing and form of payments hereunder.

Section 10. No Right to an Award; Value of Award.

Your status as an Employee shall not be construed as a commitment that any one or more awards shall be made under the Plan to you or to Employees generally. Your status as a Participant shall not entitle you to any additional award. The value of the Award will not be taken into account for other benefits offered by the Corporation, including but not limited to pension benefits.

Section 11. No Assurance of Employment.

Nothing contained in the Plan or in this Award Agreement shall confer upon you any right to continue in the employ or other service of the Corporation or constitute any contract (of employment or otherwise) or limit in any way the right of the Corporation to change your compensation or other benefits or to terminate your employment with or without cause.

Section 12. Conflict.

In the event of a conflict between this Award Agreement and the Plan, the Plan document shall control.

Section 13. Compliance with Section 409A of the Internal Revenue Code.

Notwithstanding any other provision of this Award Agreement to the contrary, to the extent that this Award Agreement constitutes a nonqualified deferred compensation plan to which Code section 409A applies, payments under this Award Agreement shall be

Award Date: January 31, 2011

made at a time and in a manner that satisfies the requirements of Code section 409A and guidance of general applicability issued thereunder, including the provisions of 409A(a)(2)(B)(i) to the extent distributions to any specified employee are required to be delayed six months, and all terms shall be interpreted in accordance with Code section 409A.

Section 14. Post-Employment Covenants.

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

Section 15. Execution.

No Award is enforceable until you properly acknowledge your acceptance by returning an executed copy of this Award Agreement, as soon as possible but in no event later than May 31, 2011, to the Vice President of Total Rewards and Performance Management, Lockheed Martin Corporation, Mail Point 123, 6801 Rockledge Drive, Bethesda, MD 20817.

By signing this Award Agreement, you consent to receive copies of the Prospectus applicable to this Award from this internet site (http://www.benefitaccess.com) as well as to electronic delivery of the Corporation’s annual report on Form 10-K, annual proxy and quarterly reports on Form 10-Q. This consent can only be withdrawn by written notice to the Senior Vice President, General Counsel, and Corporate Secretary, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

Award Date: January 31, 2011

A pre-addressed envelope has been enclosed for your convenience to return with a copy of this Award Agreement, as acknowledged by you below.

Sincerely,

David A. Filomeo Vice President Total Rewards and Performance Management

Enclosures ACKNOWLEDGEMENT:

______________
Signature	Date

Print or type name

Award Date: January 31, 2011

Appendix A

Capitalized Terms

Average TSR	§ 3.2(a)
Award	3rd ¶
Cash Flow	§ 4.2(a)
Cash Flow Performance Factor	§4.2
Cash Flow Performance Amount	§ 2.1(c)
Change of Control	IPA
Committee	1st ¶
Corporation	3rd ¶
Total Stockholder Return Performance Amount	§ 2.1(a)
Total Stockholder Return Factor	§ 3.2(b)
Peer Performance Group	§3.1
Performance Period	§1.2
Plan	1st ¶
Potential Award	§ 2.1(d)
ROIC	§ 4.1(a)
ROIC Performance Factor	§4.1
ROIC Performance Amount	§ 2.1(b)
Target Award	3rd ¶, § 1.1
Total Stockholder Return	IPA

Award Date: January 31, 2011

Exhibit A

Post Employment Conduct Agreement

(LTIP Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 31, 2011 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of a Long Term Incentive Performance Award to me under the Award Agreement (the “LTIP”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, as amended effective January 1, 2009 (the “Plan”). By accepting the LTIP, I agree as follows:

1. Protective Covenants.

(a) Covenant Not To Compete – Without the express written consent of the Chief Executive Officer of the Corporation, during the two-year period following the date of my termination of employment (the “Termination Date”) with Lockheed Martin Corporation (the “Corporation”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i)	oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or Services” (as defined in Section 6 below) of or by the Restricted Company, or

(ii)	would involve a substantial risk that the “Confidential or Proprietary Information” (as defined in Section 1(c) below) of the Corporation (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Corporation by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Corporation, information relating to employee performance, promotions or identification for promotion, or information relating to the Corporation’s cost base) could be used to the disadvantage of the Corporation.

(b) Non-Solicit – Without the express written consent of the Chief Executive Officer of the Corporation, during the two-year period following the Termination Date, I will not (i) interfere with any contractual relationship between the Corporation and any customer, supplier, distributor or manufacturer of or to the Corporation to the detriment of the Corporation or (ii) induce or attempt

Award Date: January 31, 2011

to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation.

(c) Protection of Proprietary Information – Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President, General Counsel, and Corporate Secretary as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

(ii)

existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works,

Award Date: January 31, 2011

testing or evaluation procedures, manufacturing processes, or production processes.

(d) No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

(e) Cooperation in Litigation and Investigations – Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the LTIP is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) If I become (or currently am) an Insider (as defined in the Plan) or receive a Long-Term Incentive Performance Award, I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report

Award Date: January 31, 2011

another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission;

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation; or

(iv)	Under such other circumstances specified by final regulation issued by the Securities and Exchange Commission entitling the Corporation to recapture or clawback “Benefits and Proceeds” (as defined below).

(b) The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(g) For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the LTIP, any cash paid to me, whether paid currently or deferred; and (ii) to the extent I have not earned the LTIP fully, all of my remaining rights, title or interest in the LTIP.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

Award Date: January 31, 2011

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:

(a) “Restricted Company” means The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Company, United Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L-3 Communications Corporation, the Harris Corporation, Thales, EADS North America and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction.

(b) “Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Corporation as of the Termination Date and at any time within the two-year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Corporation for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Corporation for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the Corporation) to Confidential or Proprietary Information of the Corporation at any time during the two-year period ending on the Termination Date.

7. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the LTIP to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law.

Award Date: January 31, 2011

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of an LTIP under the Award Agreement and is not contingent on the vesting of the LTIP.

LTIP (RJS)

Award Date: January 31, 2011

Lockheed Martin Corporation

6801 Rockledge Drive, Bethesda, MD 20817

Telephone 301-897-6000

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER THE

SECURITIES ACT OF 1933

«Name»

«Street»

«City», «State» «Zip»

Re:	Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan: Long-Term Incentive Performance Award (2011-2013 Performance Period)

Dear «Call_By_Name»:

On behalf of the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Lockheed Martin Corporation, I am pleased to tell you that you have been granted a Long-Term Incentive Performance Award under the Corporation’s Amended and Restated 2003 Incentive Performance Award Plan, as amended effective January 1, 2009 (the “Plan”). The purpose of this letter is to serve as the Award Agreement under such Plan and to set forth your Target Award as well as the terms and conditions to the payment of your Target Award. Additional terms and conditions are set forth in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. The Prospectus is available at http://www.benefitaccess.com. You should retain the Prospectus and the attached copy of the Plan in your records.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by returning an executed copy of this Award Agreement to the Vice President of Total Rewards and Performance Management as instructed below as soon as possible but in no event later than May 31, 2011. Assuming prompt and proper acknowledgement of your acceptance of this Award Agreement, this Award will be effective as of the Award Date. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award and your agreement to be bound by the restrictions contained in Section 14 and Exhibit A (“Post-Employment Conduct Agreement”).

Award Date: January 31, 2011

Capitalized terms used in this Award Agreement which have a special meaning either shall be defined in this Award Agreement or if not defined in this Award Agreement shall have the meaning ascribed to the term in the Plan. The term “Target Award” as used in this Award Agreement refers only to the Target Award awarded to you under this Award Agreement and the term “Award” refers only to the Long Term Incentive Performance Award set forth in this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries. Appendix A contains an index of all capitalized terms used in this Award Agreement.

Section 1. Target Award; Performance Period.

1.1 Target Award. Your Target Award for the Performance Period under this Award Agreement shall be [Target].

1.2 Performance Period. The Performance Period under this Award Agreement is a three-year performance period that runs from January 1, 2011, until December 31, 2013.

1.3 Payment of Award. The amount payable to you under your Award is dependent upon the Corporation’s performance as compared to the metrics described in Section 3 and Section 4 of this Award Agreement and your continued employment with the Corporation in accordance with Section 5 of this Agreement. As a result of these requirements, any payments you receive may be larger or smaller than your Target Award (e.g., the performance factors could result in no payment in respect of your Award).

Section 2. Calculation of Award Payments.

2.1 End of Performance Period Calculation. Following the end of the Performance Period and prior to any payments being made,

(a) The Committee will calculate the Total Stockholder Return Performance Factor based on the Corporation’s performance during the Performance Period relative to the performance of other corporations which compose the “Peer Performance Group” as defined in Section 3.1 below. One-half of your Target Award will be multiplied by the Total Stockholder Return Performance Factor, with the resulting dollar amount to be known as the Total Stockholder Return Performance Amount.

(b) The Committee will also calculate the ROIC Performance Factor based on the Corporation’s ROIC during the Performance Period as compared to the projected ROIC for the Performance Period in the 2011 Long Range Plan as presented at the February 2011 Board meeting. One-quarter of your Target Award will be multiplied by the ROIC Performance Factor, with the resulting dollar amount to be known as the ROIC Performance Amount.

Award Date: January 31, 2011

(c) The Committee will also calculate the Cash Flow Performance Factor based on the Corporation’s cumulative Cash Flow during the Performance Period as compared to the projected cumulative Cash Flow in the 2011 Long Range Plan as presented at the February 2011 Board meeting. One-quarter of your Target Award will be multiplied by the Cash Flow Performance Factor, with the resulting dollar amount to be known as the Cash Flow Performance Amount.

(d) Your Total Stockholder Return Performance Amount, your ROIC Performance Amount, and your Cash Flow Performance Amount will then be added together, with the sum of those three amounts known as your “Potential Award.”

You must (except as specified in Section 5) remain employed by the Corporation through December 31, 2013, to receive your Potential Award.

Section 3. Total Stockholder Return Performance Factor.

3.1. Peer Performance Group. The Total Stockholder Return Performance Factor will be based upon the relative ranking of the Corporation’s Average Total Stockholder Return (as defined in Section 3.2(a)) for the Performance Period to the Average Total Stockholder Return for such Period for each corporation in the “Peer Performance Group.” The “Peer Performance Group” shall consist of the corporations which compose the Standard & Poor’s Industrials Index reported under symbol S5INDU by Bloomberg, L.P. The Corporation’s Total Stockholder Return will be based on the performance of its common stock, par value $1.00. The Total Stockholder Return of each corporation that is taken into account in computing the Peer Performance Group Total Stockholder Return will be based on the equity security of the relevant corporation that is used in computing the Standard & Poor’s Industrials Index.

3.2. Calculation of Total Stockholder Return Performance Factor.

(a) Calculation of Average Total Stockholder Return. During the Performance Period, the Committee shall compute the Total Stockholder Return (as defined in the Plan and assuming the reinvestment of any cash dividends) for the Corporation and for each other corporation in the Peer Performance Group for thirty-six (36) periods during the Performance Period where each period begins on January 1, 2011 (based on the closing price for the stock on December 31, 2010) and ends on the last day of each successive calendar month in the Performance Period on which the New York Stock Exchange is open for trading. Each such Total Stockholder Return shall be computed from data available to the public. At the end of the Performance Period, the Committee shall average the thirty-six (36) Total Stockholder Return figures for each corporation for the Performance Period to determine each corporation’s average Total Stockholder Return (“Average TSR”) for the Performance Period. Each corporation’s Average TSR shall be ranked among the Average TSR for each other corporation in the Peer Performance Group on a percentile basis.

Award Date: January 31, 2011

(b) Percentage Level of Target Award. Your Total Stockholder Return Performance Factor, expressed as a percentage, will be determined under this Section 3.2(b) (and Section 3.2(c) to the extent interpolation is necessary) based on the Percentile Ranking of the Corporation’s Average TSR for the Performance Period under the following chart:

Band	Percentile Ranking	Total Stockholder Return Performance Factor
One	75th or higher	200%
Two	60th	150%
Three	50th	100%
Four	40th	50%
Five	35th	25%
Six	Below 35th	0%

(c) Total Stockholder Return Performance Factor Interpolation. If the Corporation’s Average TSR puts the Corporation over the listed Percentile Ranking for the applicable Band (other than Band One) in Section 3.2(b), your Total Stockholder Return Performance Factor under Section 3.2(b) shall be interpolated on a linear basis.

Section 4. ROIC Performance Factor and Cash Flow Performance Factor.

4.1 ROIC Performance Factor. The ROIC Performance Factor will be determined by comparing the Corporation’s ROIC for the Performance Period to ROIC as forecasted for the Performance Period in the Corporation’s 2011 Long Range Plan and then identifying the ROIC Performance Factor based upon the factor associated with the difference on the following table:

Change from 2011 LRP ROIC	ROIC Performance Factor
Plan + 150 or more basis points	200%
Plan + 120 basis points	175%
Plan + 90 basis points	150%
Plan + 60 basis points	125%
Plan + 30 basis points	100%
Plan	75%
Plan – 15 basis points	50%
Plan – 30 basis points	25%
Plan – 45 or more basis points	0%

(g) ROIC Definition. For purposes of this Award Agreement, “ROIC” means return on invested capital for the Performance Period calculated as (A) average annual (i) net income plus (ii) interest expense times one minus the highest

Award Date: January 31, 2011

marginal federal corporate tax rate over the three year Performance Period (“Return”), divided by (B) the average of the four year-end investment balances (beginning with December 31, 2010 year-end balance) consisting of (i) debt (including current maturities of long-term debt) plus (ii) stockholders’ equity plus the postretirement plans amounts determined at year-end as included in the Corporation’s Statement of Stockholder Equity.

(h) ROIC Determination. Each component of ROIC and the calculation of any postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity shall be determined by the Committee in accordance with generally accepted accounting principles in the United States and be based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the date or period on which ROIC is being determined, the Committee shall make its determination in a manner consistent with the historical practices used by the Corporation in determining the components of ROIC and postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity for purposes of reporting those items on its audited financial statements, as modified by this paragraph. Notwithstanding the foregoing, ROIC will be adjusted to exclude the impact of any change in accounting standards or adoption of any new accounting standards that is required under generally accepted accounting principles in the United States and that is reported in the Corporation’s filings with the Securities and Exchange Commission as having a material effect on the Corporation’s consolidated financial statements. ROIC, as included in the 2011 Long Range Plan, and the change in ROIC for purposes of the ROIC Performance Factor will be determined in accordance with this Section 4.1(b).

4.2 Cash Flow Performance Factor. The Cash Flow Performance Factor will be determined by comparing the Corporation’s cumulative Cash Flow during the Performance Period to the projected cumulative Cash Flow of the Corporation as forecasted in the Corporation’s 2011 Long Range Plan, and then identifying the Cash Flow Performance Factor based upon the factor associated with the change from the 2011 Long Range Plan on the following table:

Change From 2011 LRP Cash Flow	Cash Flow Performance Factor
Plan + $3.2B or more	200%
Plan + $2.8B	175%
Plan + $2.4B	150%
Plan + $2.0B	125%
Plan + $1.2B	100%
Plan + $0.4B	75%
Plan	50%
Plan - $0.4B	25%
Plan - $0.8B or more	0%

Award Date: January 31, 2011

(h) Cash Flow Definition. For purposes of this Award Agreement, Cash Flow means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2011 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the Performance Period and the actual amounts contributed by the Corporation during the Performance Period; or (ii) any tax payments or benefits during the Performance Period associated with the divestiture of business units.

(i) Cash Flow Determination. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Committee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

4.3 Interpolation of ROIC and Cash Flow Metrics. If the change in ROIC or Cash Flow falls between two numbers listed in the applicable table in Section 4.1 or 4.2, the appropriate factor will be interpolated on a linear basis. Notwithstanding the foregoing, the ROIC Performance Factor will always be zero if the ROIC for the Performance Period is less than ROIC forecasted for the Performance Period in the 2011 Long Range Plan by 45 basis points or more and the Cash Flow Performance Factor will always be zero if the aggregate Cash Flow for the Performance Period is less than what was forecasted for the Performance Period in the 2011 Long Range Plan by more than $0.8 billion.

Section 5. Payment of Award.

5.1. Employment Requirement.

(a) General Rule. In order to be eligible to receive payment of any portion of your Potential Award as determined under Section 2.1(d), you must accept this Award Agreement and remain employed by the Corporation through the last day of the Performance Period. Except as provided below, if your employment as an Employee terminates during the Performance Period, you shall forfeit your right to receive all or any part of your Potential Award.

(b) Exceptions. Notwithstanding Section 5.1(a), if the Committee determines

(1) that your employment as an Employee terminated as a result of your death, “Divestiture”, “Disability” or “Retirement” or

(2) that the Corporation terminated your employment involuntarily as a result of a layoff,

Award Date: January 31, 2011

you shall retain a fraction of your Potential Award. The numerator of such fraction shall equal the number of days in the Performance Period before your employment as an Employee terminated, and the denominator shall equal the total number of days in the Performance Period. The Committee shall have complete and absolute discretion to make the determinations called for under this Section 5.1(b), and all such determinations shall be binding on you and on any person who claims all or any part of your Potential Award on your behalf as well as on the Corporation. If you terminate employment during the Performance Period but are eligible to receive a portion of your Potential Award as a result of an exception under this Section 5.1(b), payment of such portion of your Potential Award shall be in full satisfaction of all rights you have under this Award Agreement.

(c) Special Definitions. For purposes of this Award Agreement:

(1) Your employment as an Employee shall be treated as terminating because of a Disability on the date you become eligible for a benefit under the Corporation’s long-term disability plan in which you participate, or if you are not enrolled in a long-term disability plan, the date on which long-term disability benefits would commence under the plan under which you would have been covered, had you enrolled;

(2) Your employment as an Employee shall be treated as terminating as a result of Divestiture if the Corporation divests all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation and a transfer of such employment to the other party in the divestiture. A divestiture shall mean a transaction which results in the transfer of control of the business operation to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests are owned or controlled by the Corporation; and

(7) Your employment as an Employee shall be treated as terminating because of Retirement if (a) you participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates on or after the date on which you satisfy the plan’s age and service requirements for commencing receipt of an early retirement benefit under the plan or (b) you do not participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates after (i) you reach age 65, or (ii) you reach age 55 and have completed five years of service.

Award Date: January 31, 2011

5.2. Payment Rules.

(a) General Rule: Vesting; Method of Payment; Timing of Payment.

(1) Immediate Portion. If you are eligible to receive all, or a portion of, your Potential Award under Section 5.1, up to $5,000,000 dollars of your Potential Award shall be fully vested on the date on which the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period. This portion of your award shall be known as the “Immediate Portion” of your Potential Award. The Immediate Portion of your Potential Award shall be (i) paid to you in cash within ninety (90) days of the certification date described above, but no later than March 15 following such certification date, or (ii) deferred in accordance with Section 5.2(c). Subject to your deferral election under Section 5.2(c), in the event of your death, the Immediate Portion of your Potential Award will be made to your estate if you do not have a properly completed beneficiary designation form on file with the Vice President of Total Rewards and Performance Management.

(2) Deferred Portion. If your Potential Award exceeds $5,000,000 dollars, the amount in excess of $5,000,000 dollars shall be automatically deferred through December 31, 2014. This portion of your award shall be known as the “Deferred Portion” of your Potential Award. Except as provided in Section 5.2(b)(2), you shall forfeit your right to the payment of the Deferred Portion of your Potential Award if you do not remain employed by the Corporation through December 31, 2014. The Committee shall establish a bookkeeping account (a “Phantom Stock Account”) on your behalf under this Section 5.2(a)(2) and shall credit such account as described in Section 5.2(a)(3) below. Unless you forfeit your right to the Deferred Portion of your Potential Award, you shall receive payment of the value of your Phantom Stock Account in cash as determined as of December 31, 2014, no later than March 15, 2015 (subject to section 5.2(c)). The amount payable under from your Phantom Stock Account shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(a)(3) by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for December 31, 2014, or, if it is not a trading day, on the last trading day before December 31, 2014.

Award Date: January 31, 2011

(3) Phantom Stock Account. Your Phantom Stock Account shall be credited with a number of units equal to the number of whole shares (and any fractional share) of the Corporation’s common stock which could have been purchased by the Deferred Portion of your Potential Award based on the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for the last trading day of the Performance Period, subject to the Committee’s certification in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period. Thereafter, the Committee shall make such credits or debits to the units previously credited to such account as the Committee deems appropriate in light of any transaction described in Section 7(a) of the Plan (such as a stock split or stock dividend) or any cash dividends paid on the Corporation’s common stock, which dividends shall increase the number of units credited to such account as if such dividends had been reinvested in the Corporation’s common stock at the closing price of a share of the Corporation’s common stock as reported on The New York Stock Exchange for the last trading day of the quarter in which such dividend is declared by the Board of Directors. Units credited to your Phantom Stock Account are bookkeeping entries only and do not entitle you to any shares of the Corporation’s common stock or to any voting or other rights associated with shares of such stock.

(4) Transactions involving the Deferred Portion of your Potential Award and your Phantom Stock Account under this Award Agreement are subject to the securities laws and CPS 722. Among other things, CPS 722 prohibits employees of the Corporation from engaging in transactions that violate securities laws or involve hedging or pledging stock. Insiders are subject to additional restrictions. The Corporation recommends that Insiders consult with the Senior Vice President, General Counsel and Corporate Secretary or her staff before entering into any transactions involving the Deferred Portion of your Potential Award or your Phantom Stock Account.

(b) Special Rules for Certain Terminated Employees.

(1) Termination During Performance Period. If you terminate employment during the Performance Period but are eligible to receive a portion of your Potential Award as a result of an exception under Section 5.1(b), payment of such portion of your Potential Award shall be in full satisfaction of all rights you have under this Award Agreement; in such circumstances, you will not be eligible for a payment of the Deferred Portion under Section 5.2(a)(2), and no other amounts will be payable to you or on your behalf. The portion of your Potential Award payable to you following a termination of

Award Date: January 31, 2011

employment during the Performance Period under circumstances described in Section 5.1(b) shall be paid to you or, in the event of your death, to your designated beneficiary for the Award, in cash within ninety (90) days after the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but no later than March 15, 2013 (subject to section 5.2(c)). In the event of your death and you do not have a properly completed beneficiary designation form on file with the Vice President of Total Rewards and Performance Management’s office, your payment will be made to your estate.

(2) Termination After December 31, 2013 and Before December 31, 2014. Notwithstanding Section 5.2(a)(2), if your employment terminates after the close of the Performance Period but prior to December 31, 2014, and the Committee determines that your employment terminated under circumstances described in Sections 5.1(b)(1) or (2), then the Deferred Portion of your Potential Award described in Section 5.2(a)(2) shall be paid to you or, in the event of your death, to your designated beneficiary, in cash within ninety (90) days following your termination of employment, but no later than March 15 of the year following your termination of employment (subject to Section 5.2(c)). In the event Code section 409A(a)(2)(B)(i) applies because you are a specified employee receiving a distribution on account of a termination of employment, payment of the Deferred Amount must be delayed for six months from such date. You will be notified if you are a specified employee under Code section 409A. The amount payable in cash under this Section 5.2(b)(2) shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(a)(3) on the date your termination becomes effective by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for the date on which your termination becomes effective, or if it is not a trading day, on the last trading day before that date. In the event of your death and you do not have a properly completed beneficiary designation form on file with the Vice President of Total Rewards and Performance Management, your payment will be made to your estate.

(c) Deferral Election. You will be given an opportunity to elect to defer any amounts payable under Section 5.2 of this Award Agreement. Such election shall be irrevocable, shall be made in accordance with the terms of the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan (“DMICP”) and the requirements of Code section 409A, and shall be subject to such additional terms and conditions as are set by the Committee. A deferral election form and the terms and conditions for any deferral will be furnished to you in due course. The beneficiary designation for the DMICP (rather than the

Award Date: January 31, 2011

beneficiary designation for this LTIP Award) shall govern any amounts you elect to defer under the terms of the DMICP.

5.3. Cutback. Any payment called for under Section 5.2 will be reduced to the extent that such payment together with payments attributable to any other Cash-Based Awards that are granted during 2011 as Performance Based Awards exceeds $5,000,000. Amounts that cannot be paid due to any limitation in the Plan shall be forfeited.

5.4. Withholding. Any payment made in respect of your Award will be subject to income tax withholding at the minimum rate prescribed by law. You may owe taxes in addition to the amount withheld and may request that tax be withheld at a greater rate. As required under the law, FICA tax will be collected from you or withheld from the amount of your award or from your wages, when any portion of an award becomes vested for tax purposes prior to payment.

5.5. Means of Satisfying Code Section 409A. If any payment that would otherwise be made under this Award Agreement is required to be delayed by reason of Section 13, such payment shall be made at the earliest date permitted by Code section 409A. The amount of any delayed payment shall be the amount that would have been paid prior to the delay adjusted to include interest from the original payment date to the actual payment date, at a rate equivalent to the six month London Interbank Offered Rate (LIBOR) as published in the Money Rates section of the Wall Street Journal, plus 25 basis points. The increase over LIBOR may be adjusted to reflect the six month unsecured borrowing rate of the Corporation.

Section 6. No Assignment – General Creditor Status.

You shall have no right to assign any interest you might have in all or any part of the Target Award or Potential Award which has been granted to you under this Award Agreement and any attempt to do so shall be null and void and shall have no force or effect whatsoever. Furthermore, all payments called for under this Award Agreement shall be made in cash from the Corporation’s general assets, and your right to payment from the Corporation’s general assets shall be the same as the right of a general and unsecured creditor of the Corporation.

Section 7. Plan.

This Award Agreement shall be subject to all of the terms and conditions set forth in the Plan.

Section 8. Change in Control.

8.1. Change in Control Before December 31, 2014. If during the Performance Period, a Change in Control (as defined in Section 7 of the Plan) occurs, the Performance Period will terminate. Notwithstanding any deferral election or term of this Award Agreement to the contrary, a pro rata portion of your Award will be paid to you within

Award Date: January 31, 2011

fifteen (15) days of the Change in Control. The prorated portion will be the sum of (i) the result obtained by first multiplying your Target Award by the Total Stockholder Return Performance Factor calculated under Section 3.2(b), but based upon the Total Stockholder Return for the Corporation and the Peer Performance Group as of the last day of the month immediately preceding the Change in Control, and then further multiplying that product by a fraction, the numerator of which is the number of days in the Performance Period prior to the Change in Control and the denominator of which is the total number of days in the Performance Period. If a Change in Control occurs after the end of the Performance Period but before December 31, 2014, notwithstanding any deferral election or term of this Award Agreement to the contrary, the Deferred Portion of your Potential Award described in Section 5.2(c) will be paid to you within fifteen (15) days of the Change in Control. The amount payable shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for the date on which the Change in Control occurs, or if it is not a trading day, on the last trading day before that date.

8.2. Special Rule. Notwithstanding Section 8.1, if a payment in accordance with those provisions would result in a nonexempt short-swing transaction under Section 16(b) of the Securities Exchange Act of 1934, then the date of distribution to you shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Securities Exchange Act of 1934.

Section 9. Amendment and Termination.

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall amend Sections 1, 2, 3, 4, or 5 in a manner adverse to you or reduce the amount payable hereunder in a material manner without your written consent. For this purpose, a change in the amount payable hereunder that occurs solely by reason of a change in the date or form of payment shall in no case be treated as a reduction prohibited by this Section 9. Thus, for example, if an amount payable by reason of Section 8 is delayed by an amendment to this Award Agreement or other action undertaken to comply with Section 409A of the Internal Revenue Code and the amount payable is reduced solely by reason of a corresponding delay in the date of valuation of a share of the Corporation’s common stock, such a change shall not be treated as a reduction prohibited by this Section 9. This Section 9 shall be construed and applied so as to permit the Committee to amend this Award Agreement at any time in any manner reasonably necessary or appropriate in order to comply with the requirements of Section 16 of the Securities Exchange Act of 1934 and of Code section 409A, including amendments regarding the timing and form of payments hereunder.

Award Date: January 31, 2011

Section 10. No Right to an Award; Value of Award.

Your status as an Employee shall not be construed as a commitment that any one or more awards shall be made under the Plan to you or to Employees generally. Your status as a Participant shall not entitle you to any additional award. The value of the Award will not be taken into account for other benefits offered by the Corporation, including but not limited to pension benefits.

Section 11. No Assurance of Employment.

Nothing contained in the Plan or in this Award Agreement shall confer upon you any right to continue in the employ or other service of the Corporation or constitute any contract (of employment or otherwise) or limit in any way the right of the Corporation to change your compensation or other benefits or to terminate your employment with or without cause.

Section 12. Conflict.

In the event of a conflict between this Award Agreement and the Plan, the Plan document shall control.

Section 13. Compliance with Section 409A of the Internal Revenue Code.

Notwithstanding any other provision of this Award Agreement to the contrary, to the extent that this Award Agreement constitutes a nonqualified deferred compensation plan to which Code section 409A applies, payments under this Award Agreement shall be made at a time and in a manner that satisfies the requirements of Code section 409A and guidance of general applicability issued thereunder, including the provisions of 409A(a)(2)(B)(i) to the extent distributions to any specified employee are required to be delayed six months, and all terms shall be interpreted in accordance with Code section 409A.

Section 14. Post-Employment Covenants.

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

Section 15. Execution.

No Award is enforceable until you properly acknowledge your acceptance by returning an executed copy of this Award Agreement, as soon as possible but in no event later than May 31, 2011, to the Vice President of Total Rewards and Performance Management, Lockheed Martin Corporation, Mail Point 123, 6801 Rockledge Drive, Bethesda, MD 20817.

Award Date: January 31, 2011

By signing this Award Agreement, you consent to receive copies of the Prospectus applicable to this Award from this internet site (http://www.benefitaccess.com) as well as to electronic delivery of the Corporation’s annual report on Form 10-K, annual proxy and quarterly reports on Form 10-Q. This consent can only be withdrawn by written notice to the Senior Vice President, General Counsel, and Corporate Secretary, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

A pre-addressed envelope has been enclosed for your convenience to return with a copy of this Award Agreement, as acknowledged by you below.

Sincerely,

David A. Filomeo Vice President Total Rewards and Performance Management

Enclosures

ACKNOWLEDGEMENT:

Signature	Date

Print or type name

Award Date: January 31, 2011

Appendix A

Capitalized Terms

Average TSR	§ 3.2(a)
Award	3rd ¶
Cash Flow	§4.2(a)
Cash Flow Performance Factor	§4.2
Cash Flow Performance Amount	§2.1(c)
Change of Control	IPA
Committee	1st ¶
Corporation	3rd ¶
Deferred Portion	§5.2(a)(2)
Total Stockholder Return Performance Amount	§2.1(a)
Total Stockholder Return Performance Factor	§3.2(b)
Immediate Portion	§5.2(a)(1)
Insider	IPA
Peer Performance Group	§3.1
Performance Period	§1.2
Phantom Stock Account	§5.2(a)(3)
Plan	1st ¶
Potential Award	§2.1(d)
ROIC	§4.1(a)
ROIC Performance Factor	§4.1
ROIC Performance Amount	§2.1(b)
Target Award	3rd ¶, § 1.1
Total Stockholder Return	IPA

Award Date: January 31, 2011

Exhibit A

Post Employment Conduct Agreement

(LTIP Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 31, 2011 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of a Long Term Incentive Performance Award to me under the Award Agreement (the “LTIP”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, as amended effective January 1, 2009 (the “Plan”). By accepting the LTIP, I agree as follows:

1. Protective Covenants.

(a) Covenant Not To Compete – Without the express written consent of the Management Development and Compensation Committee of the Board of Directors of the Corporation, during the two-year period following the date of my termination of employment (the “Termination Date”) with Lockheed Martin Corporation (the “Corporation”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i)	oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or Services” (as defined in Section 6 below) of or by the Restricted Company, or

(ii)	would involve a substantial risk that the “Confidential or Proprietary Information” (as defined in Section 1(c) below) of the Corporation (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Corporation by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Corporation, information relating to employee performance, promotions or identification for promotion, or information relating to the Corporation’s cost base) could be used to the disadvantage of the Corporation.

(b) Non-Solicit – Without the express written consent of the Management Development and Compensation Committee of the Board of Directors of the Corporation, during the two-year period following the Termination Date, I will not (i) interfere with any contractual relationship between the Corporation and any customer,

Award Date: January 31, 2011

supplier, distributor or manufacturer of or to the Corporation to the detriment of the Corporation or (ii) induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation.

(c) Protection of Proprietary Information – Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President, General Counsel, and Corporate Secretary as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

Award Date: January 31, 2011

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes.

(d)	No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

(e)	Cooperation in Litigation and Investigations – Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the LTIP is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

Award Date: January 31, 2011

(a)	If I become (or currently am) an Insider (as defined in the Plan) or receive a Long-Term Incentive Performance Award, I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission;

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation; or

(iv)	Under such other circumstances specified by final regulation issued by the Securities and Exchange Commission entitling the Corporation to recapture or clawback “Benefits and Proceeds” (as defined below).

(b)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(c)	For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the LTIP, any cash paid to me, whether paid currently or deferred; and (ii) to the extent I have not earned the LTIP fully, all of my remaining rights, title or interest in the LTIP.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the

Award Date: January 31, 2011

Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:

(a)	“Restricted Company” means The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Company, United Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L-3 Communications Corporation, the Harris Corporation, Thales, EADS North America and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction.

(b)

“Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Corporation as of the Termination Date and at any time within the two-year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Corporation for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Corporation for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the

Award Date: January 31, 2011

Corporation) to Confidential or Proprietary Information of the Corporation at any time during the two-year period ending on the Termination Date.

7. Miscellaneous.

(a)	The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the LTIP to me.

(b)	This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law.

(c)	This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d)	This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of an LTIP under the Award Agreement and is not contingent on the vesting of the LTIP.

LTIP PECA (SVPHR)

Award Date: January 31, 2011

Lockheed Martin Corporation

6801 Rockledge Drive, Bethesda, MD 20817

Telephone 301-897-6000

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER THE

SECURITIES ACT OF 1933

«Name»

«Street»

«City», «State» «Zip»

Re:	Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan: Long-Term Incentive Performance Award (2011-2013 Performance Period)

Dear «Call_By_Name»:

On behalf of the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Lockheed Martin Corporation, I am pleased to tell you that you have been granted a Long-Term Incentive Performance Award under the Corporation’s Amended and Restated 2003 Incentive Performance Award Plan, as amended effective January 1, 2009 (the “Plan”). The purpose of this letter is to serve as the Award Agreement under such Plan and to set forth your Target Award as well as the terms and conditions to the payment of your Target Award. Additional terms and conditions are set forth in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. The Prospectus is available at http://www.benefitaccess.com. You should retain the Prospectus and the attached copy of the Plan in your records.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by returning an executed copy of this Award Agreement to the Vice President of Total Rewards and Performance Management as instructed below as soon as possible but in no event later than May 31, 2011. Assuming prompt and proper acknowledgement of your acceptance of this Award Agreement, this Award will be effective as of the Award Date. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award and your agreement to be bound by the restrictions contained in Section 14 and Exhibit A (“Post-Employment Conduct Agreement”).

Award Date: January 31, 2011

Capitalized terms used in this Award Agreement which have a special meaning either shall be defined in this Award Agreement or if not defined in this Award Agreement shall have the meaning ascribed to the term in the Plan. The term “Target Award” as used in this Award Agreement refers only to the Target Award awarded to you under this Award Agreement and the term “Award” refers only to the Long Term Incentive Performance Award set forth in this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries. Appendix A contains an index of all capitalized terms used in this Award Agreement.

Section 1. Target Award; Performance Period.

1.1 Target Award. Your Target Award for the Performance Period under this Award Agreement shall be [Target].

1.2 Performance Period. The Performance Period under this Award Agreement is a three-year performance period that runs from January 1, 2011, until December 31, 2013.

1.3 Payment of Award. The amount payable to you under your Award is dependent upon the Corporation’s performance as compared to the metrics described in Section 3 and Section 4 of this Award Agreement and your continued employment with the Corporation in accordance with Section 5 of this Agreement. As a result of these requirements, any payments you receive may be larger or smaller than your Target Award (e.g., the performance factors could result in no payment in respect of your Award).

Section 2. Calculation of Award Payments.

2.1 End of Performance Period Calculation. Following the end of the Performance Period and prior to any payments being made,

(a) The Committee will calculate the Total Stockholder Return Total Stockholder Return Performance Factor based on the Corporation’s performance during the Performance Period relative to the performance of other corporations which compose the “Peer Performance Group” as defined in Section 3.1 below. One-half of your Target Award will be multiplied by the Total Stockholder Return Performance Factor, with the resulting dollar amount to be known as the Total Stockholder Return Performance Amount.

(b) The Committee will also calculate the ROIC Performance Factor based on the Corporation’s ROIC during the Performance Period as compared to the projected ROIC for the Performance Period in the 2011 Long Range Plan as presented at the February 2011 Board meeting. One-quarter of your Target Award will be multiplied by the ROIC Performance Factor, with the resulting dollar amount to be known as the ROIC Performance Amount.

Award Date: January 31, 2011

(c) The Committee will also calculate the Cash Flow Performance Factor based on the Corporation’s cumulative Cash Flow during the Performance Period as compared to the projected cumulative Cash Flow in the 2011 Long Range Plan as presented at the February 2011 Board meeting. One-quarter of your Target Award will be multiplied by the Cash Flow Performance Factor, with the resulting dollar amount to be known as the Cash Flow Performance Amount.

(d) Your Total Stockholder Return Performance Amount, your ROIC Performance Amount, and your Cash Flow Performance Amount will then be added together, with the sum of those three amounts known as your “Potential Award.”

You must (except as specified in Section 5) remain employed by the Corporation through December 31, 2013, to receive your Potential Award.

Section 3. Total Stockholder Return Performance Factor.

3.1. Peer Performance Group. The Total Stockholder Return Performance Factor will be based upon the relative ranking of the Corporation’s Average Total Stockholder Return (as defined in Section 3.2(a)) for the Performance Period to the Average Total Stockholder Return for such Period for each corporation in the “Peer Performance Group.” The “Peer Performance Group” shall consist of the corporations which compose the Standard & Poor’s Industrials Index reported under symbol S5INDU by Bloomberg, L.P. The Corporation’s Total Stockholder Return will be based on the performance of its common stock, par value $1.00. The Total Stockholder Return of each corporation that is taken into account in computing the Peer Performance Group Total Stockholder Return will be based on the equity security of the relevant corporation that is used in computing the Standard & Poor’s Industrials Index.

3.2. Calculation of Total Stockholder Return Performance Factor.

(a) Calculation of Average Total Stockholder Return. During the Performance Period, the Committee shall compute the Total Stockholder Return (as defined in the Plan and assuming the reinvestment of any cash dividends) for the Corporation and for each other corporation in the Peer Performance Group for thirty-six (36) periods during the Performance Period where each period begins on January 1, 2011 (based on the closing price for the stock on December 31, 2010) and ends on the last day of each successive calendar month in the Performance Period on which the New York Stock Exchange is open for trading. Each such Total Stockholder Return shall be computed from data available to the public. At the end of the Performance Period, the Committee shall average the thirty-six (36) Total Stockholder Return figures for each corporation for the Performance Period to determine each corporation’s average Total Stockholder Return (“Average TSR”) for the Performance Period. Each corporation’s Average TSR shall be ranked among the Average TSR for each other corporation in the Peer Performance Group on a percentile basis.

Award Date: January 31, 2011

(b) Percentage Level of Target Award. Your Total Stockholder Return Performance Factor, expressed as a percentage, will be determined under this Section 3.2(b) (and Section 3.2(c) to the extent interpolation is necessary) based on the Percentile Ranking of the Corporation’s Average TSR for the Performance Period under the following chart:

Band	Percentile Ranking	Total Stockholder Return Performance Factor
One	75th or higher	200%
Two	60th	150%
Three	50th	100%
Four	40th	50%
Five	35th	25%
Six	Below 35th	0%

(c) Total Stockholder Return Performance Factor Interpolation. If the Corporation’s Average TSR puts the Corporation over the listed Percentile Ranking for the applicable Band (other than Band One) in Section 3.2(b), your Total Stockholder Return Performance Factor under Section 3.2(b) shall be interpolated on a linear basis.

Section 4. ROIC Performance Factor and Cash Flow Performance Factor.

4.1 ROIC Performance Factor. The ROIC Performance Factor will be determined by comparing the Corporation’s ROIC for the Performance Period to ROIC as forecasted for the Performance Period in the Corporation’s 2011 Long Range Plan and then identifying the ROIC Performance Factor based upon the factor associated with the difference on the following table:

Change from 2011 LRP ROIC	ROIC Performance Factor
Plan + 150 or more basis points	200%
Plan + 120 basis points	175%
Plan + 90 basis points	150%
Plan + 60 basis points	125%
Plan + 30 basis points	100%
Plan	75%
Plan – 15 basis points	50%
Plan – 30 basis points	25%
Plan – 45 or more basis points	0%

(i) ROIC Definition. For purposes of this Award Agreement, “ROIC” means return on invested capital for the Performance Period calculated as (A) average annual (i) net income plus (ii) interest expense times one minus the highest

Award Date: January 31, 2011

marginal federal corporate tax rate over the three year Performance Period (“Return”), divided by (B) the average of the four year-end investment balances (beginning with December 31, 2010 year-end balance) consisting of (i) debt (including current maturities of long-term debt) plus (ii) stockholders’ equity plus the postretirement plans amounts determined at year-end as included in the Corporation’s Statement of Stockholder Equity.

(j) ROIC Determination. Each component of ROIC and the calculation of any postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity shall be determined by the Committee in accordance with generally accepted accounting principles in the United States and be based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the date or period on which ROIC is being determined, the Committee shall make its determination in a manner consistent with the historical practices used by the Corporation in determining the components of ROIC and postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity for purposes of reporting those items on its audited financial statements, as modified by this paragraph. Notwithstanding the foregoing, ROIC will be adjusted to exclude the impact of any change in accounting standards or adoption of any new accounting standards that is required under generally accepted accounting principles in the United States and that is reported in the Corporation’s filings with the Securities and Exchange Commission as having a material effect on the Corporation’s consolidated financial statements. ROIC, as included in the 2011 Long Range Plan, and the change in ROIC for purposes of the ROIC Performance Factor will be determined in accordance with this Section 4.1(b).

4.2 Cash Flow Performance Factor. The Cash Flow Performance Factor will be determined by comparing the Corporation’s cumulative Cash Flow during the Performance Period to the projected cumulative Cash Flow of the Corporation as forecasted in the Corporation’s 2011 Long Range Plan, and then identifying the Cash Flow Performance Factor based upon the factor associated with the change from the 2011 Long Range Plan on the following table:

Change From 2011 LRP Cash Flow	Cash Flow Performance Factor
Plan + $3.2B or more	200%
Plan + $2.8B	175%
Plan + $2.4B	150%
Plan + $2.0B	125%
Plan + $1.2B	100%
Plan + $0.4B	75%
Plan	50%
Plan - $0.4B	25%
Plan - $0.8B or more	0%

Award Date: January 31, 2011

(j) Cash Flow Definition. For purposes of this Award Agreement, Cash Flow means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2011 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the Performance Period and the actual amounts contributed by the Corporation during the Performance Period; or (ii) any tax payments or benefits during the Performance Period associated with the divestiture of business units.

(k) Cash Flow Determination. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Committee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

4.3 Interpolation of ROIC and Cash Flow Metrics. If the change in ROIC or Cash Flow falls between two numbers listed in the applicable table in Section 4.1 or 4.2, the appropriate factor will be interpolated on a linear basis. Notwithstanding the foregoing, the ROIC Performance Factor will always be zero if the ROIC for the Performance Period is less than ROIC forecasted for the Performance Period in the 2011 Long Range Plan by 45 basis points or more and the Cash Flow Performance Factor will always be zero if the aggregate Cash Flow for the Performance Period is less than what was forecasted for the Performance Period in the 2011 Long Range Plan by more than $0.8 billion.

Section 5. Payment of Award.

5.1. Employment Requirement.

(a) General Rule. In order to be eligible to receive payment of your Potential Award as determined under Section 2.1(d), you must accept this Award Agreement and remain employed by the Corporation through the last day of the Performance Period. Except as provided below, if your employment as an Employee terminates during the Performance Period, you shall forfeit your right to receive all or any part of your Potential Award.

(b) Exceptions. Notwithstanding Section 5.1(a), if the Committee determines

(1) that your employment as an Employee terminated as a result of your death, “Divestiture”, “Disability” or “Retirement” or

(2) that the Corporation terminated your employment involuntarily as a result of a layoff,

Award Date: January 31, 2011

you shall retain a fraction of your Potential Award. The numerator of such fraction shall equal the number of days in the Performance Period before your employment as an Employee terminated, and the denominator shall equal the total number of days in the Performance Period. The Committee shall have complete and absolute discretion to make the determinations called for under this Section 5.1(b), and all such determinations shall be binding on you and on any person who claims all or any part of your Potential Award on your behalf as well as on the Corporation. If you terminate employment during the Performance Period but are eligible to receive a portion of your Potential Award as a result of an exception under this Section 5.1(b), payment of such portion of your Potential Award shall be in full satisfaction of all rights you have under this Award Agreement.

(c) Special Definitions. For purposes of this Award Agreement:

(1) Your employment as an Employee shall be treated as terminating because of a Disability on the date you become eligible for a benefit under the Corporation’s long-term disability plan in which you participate, or if you are not enrolled in a long-term disability plan, the date on which long-term disability benefits would commence under the plan under which you would have been covered, had you enrolled;

(2) Your employment as an Employee shall be treated as terminating as a result of Divestiture if the Corporation divests all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation and a transfer of such employment to the other party in the divestiture. A divestiture shall mean a transaction which results in the transfer of control of the business operation to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests are owned or controlled by the Corporation; and

(8) Your employment as an Employee shall be treated as terminating because of Retirement if (a) you participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates on or after the date on which you satisfy the plan’s age and service requirements for commencing receipt of an early retirement benefit under the plan or (b) you do not participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates after (i) you reach age 65, or (ii) you reach age 55 and have completed five years of service.

Award Date: January 31, 2011

5.2. Payment Rules.

(a) General Rule: Vesting; Method of Payment. If you are eligible to receive all, or a portion of, your Potential Award under Section 5.1, your Potential Award shall be fully vested on the date on which the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, and shall be either paid in cash to you or deferred in accordance with Section 5.2(c). Subject to Section 5.2(c), in the event of your death, your payment will be made to your estate if you do not have a properly completed beneficiary designation form on file with the Vice President of Total Rewards and Performance Management.

(b) Timing of Payment. Subject to Section 5.2(c), you shall have the right to receive your Potential Award in cash within ninety (90) days of the date on which the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but no later than March 15 following such certification date.

(c) Further Deferral. You will be given an opportunity to elect to defer any amounts payable under Section 5.2 of this Award Agreement. Such election shall be irrevocable, shall be made in accordance with the terms of the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan (“DMICP”) and the requirements of Code section 409A, and shall be subject to such additional terms and conditions as are set by the Committee. A deferral election form and the terms and conditions for any deferral will be furnished to you in due course. The beneficiary designation for the DMICP (rather than the beneficiary designation for this LTIP Award) shall govern any amounts you elect to defer under the terms of the DMICP.

5.3. Cutback. Any payment called for under Section 5.2 will be reduced to the extent that such payment together with payments attributable to any other Cash-Based Awards that are granted during 2011 as Performance Based Awards exceeds $5,000,000. Amounts in excess of $5,000,000 shall be forfeited.

5.4. Withholding. Any payment made in respect of your Award will be subject to income tax withholding at the minimum rate prescribed by law. You may owe taxes in addition to the amount withheld and may request that tax be withheld at a greater rate. As required under the law, FICA tax will be collected from you or withheld from the amount of your award or from your wages, when any portion of an award becomes vested for tax purposes prior to payment.

5.5. Means of Satisfying Code Section 409A. If any payment that would otherwise be made under this Award Agreement is required to be delayed by reason of Section 13, such payment shall be made at the earliest date permitted by Code section 409A. The amount of any delayed payment shall be the amount that would have been paid prior to the delay adjusted to include interest from the original payment date to the

Award Date: January 31, 2011

actual payment date, at a rate equivalent to the six month London Interbank Offered Rate (LIBOR) as published in the Money Rates section of the Wall Street Journal, plus 25 basis points. The increase over LIBOR may be adjusted to reflect the six month unsecured borrowing rate of the Corporation.

Section 6. No Assignment – General Creditor Status.

You shall have no right to assign any interest you might have in all or any part of the Target Award or Potential Award which has been granted to you under this Award Agreement and any attempt to do so shall be null and void and shall have no force or effect whatsoever. Furthermore, all payments called for under this Award Agreement shall be made in cash from the Corporation’s general assets, and your right to payment from the Corporation’s general assets shall be the same as the right of a general and unsecured creditor of the Corporation.

Section 7. Plan.

This Award Agreement shall be subject to all of the terms and conditions set forth in the Plan.

Section 8. Change in Control.

8.1. Change in Control During Performance Period. If during the Performance Period, a Change in Control (as defined in Section 7 of the Plan) occurs, the Performance Period will terminate. Notwithstanding any deferral election or term of this Award Agreement to the contrary, a pro rata portion of your Award will be paid to you within fifteen (15) days of the Change in Control. The prorated portion will be the sum of (i) the result obtained by first multiplying your Target Award by the Total Stockholder Return Performance Factor calculated under Section 3.2(b), but based upon the Total Stockholder Return for the Corporation and the Peer Performance Group as of the last day of the month immediately preceding the Change in Control, and then further multiplying that product by a fraction, the numerator of which is the number of days in the Performance Period prior to the Change in Control and the denominator of which is the total number of days in the Performance Period.

8.2. Special Rule. Notwithstanding Section 8.1, if a payment in accordance with those provisions would result in a nonexempt short-swing transaction under Section 16(b) of the Securities Exchange Act of 1934, then the date of distribution to you shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Securities Exchange Act of 1934.

Section 9. Amendment and Termination.

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this

Award Date: January 31, 2011

Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall amend Sections 1, 2, 3, 4, or 5 in a manner adverse to you or reduce the amount payable hereunder in a material manner without your written consent. For this purpose, a change in the amount payable hereunder that occurs solely by reason of a change in the date or form of payment shall in no case be treated as a reduction prohibited by this Section 9. Thus, for example, if an amount payable by reason of Section 8 is delayed by an amendment to this Award Agreement or other action undertaken to comply with Section 409A of the Internal Revenue Code and the amount payable is reduced solely by reason of a corresponding delay in the date of valuation of a share of the Corporation’s common stock, such a change shall not be treated as a reduction prohibited by this Section 9. This Section 9 shall be construed and applied so as to permit the Committee to amend this Award Agreement at any time in any manner reasonably necessary or appropriate in order to comply with the requirements of Section 16 of the Securities Exchange Act of 1934 and of Code section 409A, including amendments regarding the timing and form of payments hereunder.

Section 10. No Right to an Award; Value of Award.

Your status as an Employee shall not be construed as a commitment that any one or more awards shall be made under the Plan to you or to Employees generally. Your status as a Participant shall not entitle you to any additional award. The value of the Award will not be taken into account for other benefits offered by the Corporation, including but not limited to pension benefits.

Section 11. No Assurance of Employment.

Nothing contained in the Plan or in this Award Agreement shall confer upon you any right to continue in the employ or other service of the Corporation or constitute any contract (of employment or otherwise) or limit in any way the right of the Corporation to change your compensation or other benefits or to terminate your employment with or without cause.

Section 12. Conflict.

In the event of a conflict between this Award Agreement and the Plan, the Plan document shall control.

Section 13. Compliance with Section 409A of the Internal Revenue Code.

Notwithstanding any other provision of this Award Agreement to the contrary, to the extent that this Award Agreement constitutes a nonqualified deferred compensation plan to which Code section 409A applies, payments under this Award Agreement shall be made at a time and in a manner that satisfies the requirements of Code section 409A and guidance of general applicability issued thereunder, including the provisions of 409A(a)(2)(B)(i) to the extent distributions to any specified employee are required to be

Award Date: January 31, 2011

delayed six months, and all terms shall be interpreted in accordance with Code section 409A.

Section 14. Post-Employment Covenants.

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

Section 15. Execution.

No Award is enforceable until you properly acknowledge your acceptance by returning an executed copy of this Award Agreement, as soon as possible but in no event later than May 31, 2011, to the Vice President of Total Rewards and Performance Management, Lockheed Martin Corporation, Mail Point 123, 6801 Rockledge Drive, Bethesda, MD 20817.

By signing this Award Agreement, you consent to receive copies of the Prospectus applicable to this Award from this internet site (http://www.benefitaccess.com)as well as to electronic delivery of the Corporation’s annual report on Form 10-K, annual proxy and quarterly reports on Form 10-Q. This consent can only be withdrawn by written notice to the Senior Vice President, General Counsel, and Corporate Secretary, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

A pre-addressed envelope has been enclosed for your convenience to return with a copy of this Award Agreement, as acknowledged by you below.

Sincerely,

David A. Filomeo Vice President Total Rewards and Performance Management

Enclosures

ACKNOWLEDGEMENT:

Signature	Date

Print or type name

Award Date: January 31, 2011

Appendix A

Capitalized Terms

Average TSR	§ 3.2(a)
Award	3rd ¶
Cash Flow	§ 4.2(a)
Cash Flow Performance Factor	§4.2
Cash Flow Performance Amount	§2.1(c)
Change of Control	IPA
Committee	1st ¶
Corporation	3rd ¶
Total Stockholder Return Performance Amount	§ 2.1(a)
Total Stockholder Return Performance Factor	§ 3.2(b)
Peer Performance Group	§3.1
Performance Period	§1.2
Plan	1st ¶
Potential Award	§ 2.1(d)
ROIC	§ 4.1(a)
ROIC Performance Factor	§4.1
ROIC Performance Amount	§ 2.1(b)
Target Award	3rd ¶, § 1
Total Stockholder Return	IPA

Award Date: January 31, 2011

Exhibit A

Post Employment Conduct Agreement

(LTIP Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 31, 2011 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of a Long Term Incentive Performance Award to me under the Award Agreement (the “LTIP”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, as amended effective January 1, 2009 (the “Plan”). By accepting the LTIP, I agree as follows:

1. Protective Covenants.

(a)	Covenant Not To Compete – Without the express written consent of the Senior Vice President, Human Resources of the Corporation, during the one-year period following the date of my termination of employment (the “Termination Date”) with Lockheed Martin Corporation (the “Corporation”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i)	oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or Services” (as defined in Section 6 below) of or by the Restricted Company, or

(ii)	would involve a substantial risk that the “Confidential or Proprietary Information” (as defined in Section 1(c) below) of the Corporation (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Corporation by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Corporation, information relating to employee performance, promotions or identification for promotion, or information relating to the Corporation’s cost base) could be used to the disadvantage of the Corporation.

(b)

Non-Solicit – Without the express written consent of the Senior Vice President, Human Resources of the Corporation, during the one-year period following the Termination Date, I will not (i) interfere with any contractual relationship between the Corporation and any customer, supplier, distributor or manufacturer of or to the Corporation to the detriment of the Corporation or (ii)

Award Date: January 31, 2011

induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation.

(c)	Protection of Proprietary Information – Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President, General Counsel, and Corporate Secretary as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

(ii)

existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works,

Award Date: January 31, 2011

testing or evaluation procedures, manufacturing processes, or production processes.

(d)	No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

(e)	Cooperation in Litigation and Investigations – Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the LTIP is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

a. If I become (or currently am) an Insider (as defined in the Plan) or receive a Long-Term Incentive Performance Award, I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

Award Date: January 31, 2011

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission;

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation; or

(iv)	Under such other circumstances specified by final regulation issued by the Securities and Exchange Commission entitling the Corporation to recapture or clawback “Benefits and Proceeds” (as defined below).

(b)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(c)	For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the LTIP, any cash paid to me, whether paid currently or deferred; and (ii) to the extent I have not earned the LTIP fully, all of my remaining rights, title or interest in the LTIP.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to

Award Date: January 31, 2011

be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:

(a)	“Restricted Company” means The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Company, United Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L-3 Communications Corporation, the Harris Corporation, Thales, EADS North America and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction.

(b)	“Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Corporation as of the Termination Date and at any time within the two-year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Corporation for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Corporation for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the Corporation) to Confidential or Proprietary Information of the Corporation at any time during the two-year period ending on the Termination Date.

7. Miscellaneous.

(a)	The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the LTIP to me.

Award Date: January 31, 2011

(b)	This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law.

(c)	This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d)	This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of an LTIP under the Award Agreement and is not contingent on the vesting of the LTIP.